As Filed with the SEC on December 29, 2022

Securities Act File No. 2-28316

Investment Company Act File No. 811-01612

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 84 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 64 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

655 Broad Street

Newark, New Jersey 07102

(973) 367-7521

(Address and telephone number of Depositor’s principal executive offices)

Andrew R. French

655 Broad Street

Newark, New Jersey 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

1900 N Street NW

Washington, DC 20036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☒ on December 30, 2022 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

This prospectus describes the VCA 2 group variable annuity contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) and issued through The Prudential Variable Contract Account-2 (VCA 2) for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in VCA 2. The Fidelity VIP Index 500 Portfolio (Fidelity Fund), a series of Variable Insurance Products Fund II (VIP), is currently available through VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should consider before investing in the Contract.

Prudential no longer offers the VCA 2 group variable annuity contract for new sales. New participants may be added under an existing group variable annuity contract, and contributions can be made on behalf of existing participants.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

© 2022 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Table of Contents

3	GLOSSARY

5	KEY INFORMATION

8	OVERVIEW OF THE CONTRACT

9	FEE TABLE

10	SUMMARY

10	ABOUT THE CONTRACT

10	ABOUT PRUDENTIAL & VCA 2

12	PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT

13	INVESTMENT OPTIONS

14	UNIT VALUE

14	HOW UNIT VALUE IS DETERMINED

15	CONTRACT CHARGES

15	CHARGES & FEES

16	THE CONTRACT

16	INTRODUCTION

16	ACCUMULATION PERIOD

22	ANNUITY PERIOD

24	OTHER INFORMATION

26	ADDITIONAL INFORMATION

26	SALE & DISTRIBUTION

26	FEDERAL TAXATION

28	WITHHOLDING

28	CARES ACT IMPACTS

28	DEATH BENEFITS

29	ADDITIONAL CONSIDERATIONS

29	TAXES ON PRUDENTIAL

29	LEGAL PROCEEDINGS

30	VCA 2 POLICIES

31	FINANCIAL STATEMENTS

31	OTHER INFORMATION

32	APPENDIX A - PORTFOLIO AVAILABLE UNDER THE CONTRACT

i

GLOSSARY

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Many terms used within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary.

Accumulation Period: The period that begins with the Contract Date (as defined below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

Contract: The group variable annuity contract described in this prospectus.

Contract Date: The date Prudential receives the initial contribution on behalf of a Participant (as defined below) and all necessary paperwork is in Good Order (as defined below). Contract anniversaries are measured from the Contract Date.

Contractholder: The employer, association or trust to which Prudential has issued a Contract.

Contributions: Payments made under the Contract for the benefit of a Participant.

Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third-party pricing agent (if your plan is not serviced by Prudential), on a business day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the business day that Good Order is determined. Instructions received on a day that is not a business day or after the close of a business day will be deemed to have been received on the next business day.

Income Period: The period that begins when you start receiving income payments under the Contract.

Investment Option: The Prudential Variable Contract Account-2 (VCA 2).

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential, we, us, or our: The Prudential Insurance Company of America.

Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a business day or (2) after the close of a business day. In each such instance, a transaction received in Good Order will be deemed received on the next business day.

Prudential’s Group Tax-Deferred Annuity Program: A Contractholders’ program providing for contributions under the Contract, a companion fixed-dollar annuity contract or a combination of the two.

Separate Account: Contributions allocated to VCA 2 are held by Prudential in a separate account. VCA 2 is a separate account of Prudential and invests the assets in shares of the Fidelity VIP Index 500 Portfolio (Fidelity Fund).

3

Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.

Unit and Unit Value: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any Contract charges and fees that may apply to you.

4	The Prudential Variable Contract Account-2

KEY INFORMATION

Important Information You Should Consider About the Contracts

Fees and Expenses

Charges for Early Withdrawals

Prudential does not impose any charges for withdrawals. Your ability to make withdrawals under the Contract is limited by federal tax law and your employer—the Contractholder—may impose additional restrictions. Generally premature distributions or withdrawals may be restricted or subject to a 10% tax (which is in addition to normal ordinary income taxes) for early distribution. Because of these federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

For more information on withdrawals, please refer to the section of this prospectus titled “The Contract-Withdrawal of Contributions.”

Transaction Charges

The Contract does not have any transaction charges. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in VCA 2 to cover such taxes or assessments, if any, when applicable.

For more information on transaction charges, please refer to the sections of this prospectus titled “Contract Charges” and “The Contract; Deductions for Taxes on Annuity Considerations.”

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the Contract and the options you choose. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.

VCA 2
Annual Fee	Minimum	Maximum
Base Contract*, **	0.375%	0.375%
Investment options (Portfolio fees and expenses)***	0.10%	0.10%
* As a percentage of average account value.

** “Base Contract” consists of the mortality and expense risk fee and the annual account fee of up to $30 (which rounds to less than 0.01%). In certain instances we do not charge the annual account fee or the mortality and expense risk fee.

*** “Investment options” denotes expenses that are deducted from Fidelity Fund assets, including investment management fees and other expenses.

The Contract is not customizable, and there are no choices you can make that will affect how much you will pay. To help you understand the cost of investing in the Contract, the following table shows the lowest and highest cost you could pay each year. This estimate assumes that you do not take withdrawals from the Contract, which could add charges for early withdrawals that substantially increase costs.

Lowest Annual Cost	Highest Annual Cost
$453	$476
Assumes:	Assumes
• Investment of $100,000	• Investment of $100,000
• 5% annual appreciation	• 5% annual appreciation
• Least expensive combination of Contract Classes and Fidelity Fund fees and expenses	• Most expensive combination of Contract Classes and Fidelity Fund fees and expenses
• No sales charges	• No sales charges
• No additional Contributions, transfers or withdrawals	• No additional Contributions, transfers or withdrawals

5

For more information on ongoing fees and expenses, please refer to the section of this prospectus titled “Fee Table.”

Risks

Risk of Loss	You can lose money by participating in the Contract. For more information on the risk of loss, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Not a Short-Term Investment

The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Contributions in the Contract is consistent with the purpose for which the investment is being considered.

For more information on the short-term investment risks, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment option available under the Contract (the Fidelity Fund). The Contract has its own unique risks, and you should review the Contract before making an investment decision.

For more information on the risks associated with the Contract, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Insurance Company Risks

An investment in the Contract is subject to the risks related to Prudential. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contract. You should look to the financial strength of Prudential for its claims-paying ability. More information about Prudential is available upon request. Such requests can be made at 1-877-778-2100. Information about Prudential’s financial strength ratings can be found under “Investor Relations” at the bottom of the home page at www.prudential.com.

For more information on insurance company risks, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Restrictions

Investments

Unless the Contract specifically provides otherwise, you can transfer all or some of the number of Units credited to you to a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if the Contract has a recordkeeper other than Prudential. Prudential reserves the right to limit how many transfers you may make in any given period of time.

For more information on investment and transfer restrictions, please refer to the section of this prospectus titled “The Contract; Transfer Payments.”

Optional Benefits	The Contract does not offer any optional benefits, but it does provide for a death benefit.

For more information on the death benefit, please refer to the section of this prospectus titled “Death Benefits.”

Taxes

Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information on tax implications, please refer to the section of this prospectus titled “Additional Information.”

6	The Prudential Variable Contract Account-2

Conflicts of Interests

Investment Professional Compensation

Investment professionals may receive compensation for selling the Contracts to investors and may have a financial incentive to offer or recommend the Contracts over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.

For more information on investment professional compensation, please refer to the Statement of Additional Information (SAI).

Exchanges

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange the Contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing Contract.

For more information on exchanges, please refer to the section of this prospectus titled “Additional Information.”

7

OVERVIEW OF THE CONTRACT

Prudential no longer offers the VCA 2 group variable annuity Contract for new sales. New participants may be added under an existing Contract, and contributions can be made on behalf of existing participants.

The VCA 2 Contract is a group variable annuity contract. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes.

The Contract, like all deferred annuity contracts, has two phases—an accumulation period and an annuity phase (which is sometimes referred to as a payout period or an income period). During the accumulation period, since you have purchased the Contract through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals. That means you are only taxed on the earnings when you withdraw them. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The second phase—the income period—occurs when you begin receiving regular payments from the Contract. During this phase (after the Annuity Date), you can elect to have all or a part of your interest in the Participant Account used to purchase a fixed dollar annuity under the Contract. The annuity payments you receive may take the following forms, unless the retirement arrangement covering you provides otherwise: (1) variable life annuity; (2) variable life annuity with payments certain; (3) variable joint and survivor annuity; (4) variable annuity certain; and (5) variable joint and survivor annuity with 120 payments certain. Your ability to make withdrawals under the Contract is limited by federal tax law and your employer—the Contractholder—may impose additional restrictions. Generally premature distributions or withdrawals may be restricted or subject to a 10% tax (which is in addition to normal ordinary income taxes) for early distribution. Because of these federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

VCA 2 is a separate account of Prudential. The value of a Participant’s investment depends upon the value of VCA 2’s assets. We invest the assets of the Separate Account in the Fidelity Fund. For more information on the Fidelity Fund, including its investment objective and policies, please refer to the section of this prospectus titled “Investment Options.”

The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is called a “Participant” or “you.” Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.

In the event a Participant dies before the accumulation period under a Contract is completed, a basic death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units (less the full annual account fee) on the day we receive the claim in Good Order. This could protect your retirement savings if you die during a period of declining markets, depending on when you die.

The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:

∎	the total value of your VCA 2 Units on the date the annuity begins,

∎	the taxes on annuity considerations as of the date the annuity begins,

∎	the schedule of annuity rates in the Contract, and

∎	the investment performance of VCA 2 after the annuity has begun.

8	The Prudential Variable Contract Account-2

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the section titled “Contract Charges.”

Transaction Expenses*	Current	Maximum
Sales Load Imposed on Purchases (as a percentage of contributions made)	None	2.5%
Deferred Sales Load (as a percentage of contributions withdrawn)	None	None
Exchange Fee	None	None

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.

The next table describes the fees and expenses that you will pay each year during the time that you participate in the Contract. These fees and expenses do not include the Fidelity Fund’s fees and expenses.

Annual Contract Expenses	Maximum
Administrative Expenses*	$30
Base Contract Expenses (as a percentage of average account value)**	0.375%

* Administrative Expenses may be reduced based on recordkeeping arrangements for the Contract. While a Participant is receiving annuity payments, we do not charge the fee. If you have a fixed-dollar annuity contract, the fee will be divided between VCA 2 and the fixed-dollar contract.

** While a Participant is receiving payments under the variable annuity certain option, we do not charge Base Contract Expenses.

The next table shows the minimum and maximum total operating expenses charged by the Fidelity Fund that you may pay periodically during the time that you participate in the Contract. The annual expenses for the Fidelity Fund may also be found at the back of this document.

Annual Fidelity Fund Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	0.10%

Example

This Example is intended to help you compare the cost of participating in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and the annual expenses for the Fidelity Fund. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum expenses for the Fidelity Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your investment in the Contract at the end of the applicable time period:	1 year $516	3 years $1,614	5 years $2,807	10 years $6,268
If you annuitize at the end of the applicable time period:	1 year $516	3 years $1,614	5 years $2,807	10 years $6,268
If you do not surrender your investment in the Contract:	1 year $516	3 years $1,614	5 years $2,807	10 years $6,268

9

SUMMARY

ABOUT THE CONTRACT

Prudential’s Group Tax Deferred Annuity Program

Prudential’s Group Tax Deferred Annuity Program consists of the following contracts:

∎	the VCA 2 Contract described in this prospectus,
∎	certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and
∎	contracts combining the VCA 2 Contract and a fixed dollar annuity contract.

Charges

The charges, fees, and expenses that you may pay each year depend on the Contract and the options you choose. For more information on tax implications, please refer to the section of this prospectus titled “Contract Charges.” Please also refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.

Withdrawals & Transfers

All traditional written requests and notices required or permitted under the Contract—other than withdrawal requests and death benefit claims—should be sent to Prudential at 30 Scranton Office Park, Scranton, PA 18507.

As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract-by-Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to Participants as authorized by the Contractholder.

Your ability to make withdrawals under the Contract is limited by federal tax law. Your employer—the Contractholder—may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:

∎	by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507.
∎	by fax to PGIM Investments, Attn: Client Services at (866) 439-8602.

Requests for death benefits must also be submitted by one of the means listed above.

To process a withdrawal request or death benefit claim, it must be submitted to Prudential in Good Order.

In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

Transaction requests (including death benefit claims) received directly by Prudential in Good Order on a given business day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day.

ABOUT PRUDENTIAL & VCA 2

Prudential

Prudential is a New Jersey stock life insurance company that has been doing business since 1875, and has its principal place of business at 751 Broad Street, Newark, New Jersey 07102. Prudential’s financial statements are included in the SAI.

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution

10	The Prudential Variable Contract Account-2

functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its principal place of business is located at 655 Broad Street, Newark, New Jersey 07102.

VCA 2

VCA 2 is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses. Prudential is obligated to pay all amounts promised to investors under the Contracts. The income, gains, and losses credited to, or charged against, VCA 2 reflect VCA 2’s own investment experience and not the investment experience of Prudential’s other assets. VCA 2 is registered with the SEC as a unit investment trust, which is a type of investment company.

If VCA 2 is available under your Program, you may invest in the Fidelity Fund. VIP is registered with the SEC as an open-end, diversified management investment company. Shares of VIP are sold at their net asset value to separate accounts (including VCA 2) established by insurers that offer variable life and variable annuity contracts. For more information about the Fidelity Fund and its investment objective, please refer to the section of this prospectus titled “Investment Practices.”

Because shares of the Fidelity Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential monitors events in order to identify any material conflicts.

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PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT

The risks identified below are the principal risks of participating in the Contract. These risks are in addition to the investment risks discussed in the Fidelity Fund’s prospectus. The Contract may be subject to additional risks other than those identified and described in this prospectus or the Fidelity Fund’s prospectus.

Risks Associated with Variable Investment Options

You take all the investment risk for amounts allocated to VCA 2, which invests in the Fidelity Fund. If the assets in VCA 2 increase in value, then your Unit Value goes up; if they decrease in value, your Unit Value goes down. How much your Unit Value goes up or down depends on the performance of the Fidelity Fund. We do not guarantee the investment results of the Fidelity Fund. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Fidelity Fund.

Insurance Company Risk

No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contract. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Annuitization

Once you annuitize your interest under the Contract, your decision is irrevocable. The impacts of this decision are:

∎

Your Unit Value is no longer available to you to allocate among investment options (to the extent allowed under the Contract) or make further withdrawals. Instead, you will be paid a stream of annuity payments.

∎	You generally cannot change the payment stream you chose once it has begun.
∎	The Death Benefit terminates upon annuitization.

Possible Adverse Tax Consequences

The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Before payments are made under the Contract for your benefit or taking other action related to the Contract, you should consult with a qualified tax adviser for complete information and advice.

Not a Short-Term Investment

The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Contributions in the Contract is consistent with the purpose for which the investment is being considered.

Risk of Loss

All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

12	The Prudential Variable Contract Account-2

INVESTMENT OPTIONS

The Fidelity Fund

There is only one investment option that is permitted, the Fidelity Fund. The decision to select VCA 2 and the Fidelity Fund is your choice. We do not provide investment advice, nor do we recommend any particular investment option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the investment option.

If you are invested in VCA 2, your Unit Value is allocated to the Fidelity Fund, which is available for investment only through VCA 2. Please refer to Appendix A for certain information regarding the Fidelity Fund, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance.

There is no guarantee that the Fidelity Fund or any other investment option will meet its investment objective. The Fidelity Fund has issued a prospectus that contains more detailed information about the portfolio. The prospectus for the Fidelity Fund can be requested at no cost by writing us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507, or by calling (877) 778-2100.

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UNIT VALUE

HOW UNIT VALUE IS DETERMINED

To keep track of investment results, each Participant is credited with Units in the investment option(s) selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that Investment Option. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply. The procedures for computing the net asset value for shares of the Fidelity Fund are described in the Fidelity Fund prospectus.

14	The Prudential Variable Contract Account-2

CONTRACT CHARGES

CHARGES & FEES

We list below the current charges under the Contract. On 90 days’ notice, we may change the sales charge, annual account fee, and the base contract expenses fee.

Sales Charge

A sales charge is not deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

Annual Account Fee

We charge an annual account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential’s Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.) The annual account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made. This annual account fee is referred to in the Fee Table as “Administrative Expenses.”

If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full fee will be charged.

Prudential may reduce or waive the annual account fee with respect to a particular Contract. We will only do this if we think that our administrative costs with respect to a Contract will be less than for the other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to the Contract documents which set out the exact amount of fees and charges that apply to the Contract.

Base Contract Expenses and Portfolio Investment Management Fees

VCA 2 is also charged a base contract expenses fee of 0.375% of its average daily net assets. This base contract expenses fee is sometimes referred to in this prospectus or other Contract documents as a “mortality and expense risk fee.” It is separate from and in addition to the annual account fee discussed in the preceding section.

The “mortality risk” charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The “expense risk” fee is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct this fee daily. We compute the fee at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).

Although VCA 2 does not itself pay an investment management fee, the Fidelity Fund does as follows:

Effective Investment Management Fees (paid during 2021)
Portfolio	Investment Management Fee
Fidelity VIP Index 500 Portfolio (Initial Class Shares)	0.10%

Other expenses incurred by the Fidelity Fund include printing costs, legal and accounting expenses, and the fees of each of the Fidelity Fund’s custodian and transfer agent. More information about these expenses is included in the Fidelity Fund prospectus.

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THE CONTRACT

INTRODUCTION

The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.

ACCUMULATION PERIOD

Contributions

When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.

When a contribution is made, we invest 100% of it in VCA 2. You are credited with a certain number of Units, which are determined by dividing the amount of the contribution by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual account fee.

Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we received all the necessary enrollment information in Good Order. If an initial contribution is made on your behalf and the enrollment form is not in Good Order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

∎

If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential’s MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential’s MEDLEY Program.

∎	If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

Unit Value

Unit Value is determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the base contract expenses fee. The gross change factor for VCA 2 is determined by dividing the current day’s net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets.

Withdrawal of Contributions

Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Code, contributions (before taxes) cannot be withdrawn unless the Participant is at least 59 1⁄2 years old, no longer works for his or her employer, becomes disabled or dies.

(Contributions may sometimes be withdrawn in the case of hardship or in the event of qualified birth or adoption, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

16	The Prudential Variable Contract Account-2

If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA 2 Units as of December 31, 1988.

Spousal Consent. Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.

Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.

Systematic Withdrawal Plan

Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1⁄2, the withdrawals will generally be subject to a 10% additional tax for early distribution. Withdrawals you make after the later of (i) age 72 or (ii) your retirement, must satisfy certain required minimum distribution rules. Withdrawals by beneficiaries must also meet certain required minimum distribution rules. Qualified withdrawals from a Roth 403(b) account are not subject to income tax.

Receiving payments under the systematic withdrawal plan may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.

Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf.

Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for the Contract, different procedures under the Systematic Withdrawal Plan may apply.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to the Contract documents if this applies to you.

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Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State. A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract:

		Standard or	Annual Fees		Restrictions/
Name of Benefit	Purpose	Optional	Current	Maximum	Limitations
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than the Contract Value.	Standard	$0	$0	None

Death Benefits

In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units on the day we receive the claim in Good Order, less the full annual account fee.

Payment Methods. You can elect to have the death benefit paid to your beneficiary: (1) in one lump sum by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner, (2) as systematic withdrawals to completely distribute the death benefit amount by December 31st of the 10th anniversary of the participant’s death, (3) as a variable annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (EDB)), or (4) a combination of the preceding three options, subject to the required minimum distribution rules of Section 401(a)(9) of the Code described below. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. Additional special rules apply to surviving spouses, see “Spousal Continuation” below. A minor child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date. If a Participant does not make an election, his or her beneficiary must choose from these same three options (or a combination) before the later to occur of: the first anniversary of the Participant’s death or two months after Prudential receives due proof of the Participant’s death. For benefits accruing before December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the earlier of (1) December 31 of the calendar year during which the tenth anniversary of the Participant’s death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.

If your spouse is the sole designated beneficiary, they have an option to roll death benefits into an IRA in their own name.

Non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a governmental §457 plan, a §403(b) TDA or an IRA. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The required minimum distribution rules regarding non-spouse beneficiaries apply.

18	The Prudential Variable Contract Account-2

Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

Required Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to required minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements. The information provided below applies to Owners who die after 2019. If a Participant dies and has a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an EDB or some other exception applies. An EDB may select an annuity under option 1, 2 or 4 described in the Available Forms of Annuity Sections below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant’s spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 72 years old, if that year is later). Options 3 and 5 described in the Available Forms of Annuity Section below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary’s life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.

Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.

Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days’ notice to the Contractholder.

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If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under “Transfer Payments,” below.

Continuing Contributions Under New Employer

If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf. We can only accept contributions if we have entered into an information-sharing agreement or its functional equivalent, with your new employer or its agent.

Transfer Payments

Unless the Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if the Contract has a recordkeeper other than Prudential.

You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be “competing” with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.

Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant’s Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder’s request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2. If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the “transfer date” which will be the later to occur of:

∎	a date specified by the Contractholder, or
∎	90 days after Prudential receives the Contractholder’s request.

At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the less the full annual account fee for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the greater of:

∎	$2 million, or
∎	3% of the value of the liquidation account as of the transfer date.

When this happens, Units in the liquidation account will be canceled until there are no more Units.

Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

20	The Prudential Variable Contract Account-2

Prudential also will be able to use electronic means to provide notices to you, provided the Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.

During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.

Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.

Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds, like VCA 2, are managed by PGIM Investments. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of certain mutual funds managed by PGIM Investments. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.

Annual Account Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant’s mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant’s current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.

Discovery SelectTM Group Retirement Annuity

Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery Select Group Retirement Annuity (Discovery Select), which offers 21 different investment options. The investment options available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.

For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.

A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-877-778-2100.

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Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to the Contract documents.

ANNUITY PERIOD

Variable Annuity Payments

The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:

∎	the total value of your VCA 2 Units on the date the annuity begins,
∎	the taxes on annuity considerations as of the date the annuity begins,
∎	the schedule of annuity rates in the Contract, and
∎	the investment performance of VCA 2 after the annuity has begun.

The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins. Once you annuitize your interest under the Contract, your decision is irreversible.

Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and the Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse’s consent must be signed, and notarized or witnessed by an authorized plan representative.

If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.

Available Forms of Annuity

Option 1—Variable life annuity. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.

Option 2—Variable life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made—120 or 180—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.

Option 3—Variable joint and survivor annuity. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment—for example, 33%, 66% or 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime.

Option 4—Variable annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you

22	The Prudential Variable Contract Account-2

pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments. Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.

Option 5—Variable joint and survivor annuity with 120 payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment—for example, 33%, 66% or even 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime the 120-month period.

If both you and the contingent annuitant pass away during the 120-month period, payments will be made to the properly designated beneficiary for the rest of that period.

If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4, and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.

With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, proposed Internal Revenue Service regulations limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.

Purchasing the Annuity

Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in Good Order and you will receive your first annuity payment within one month after that.

If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual account fee will be charged. The remainder—less any applicable taxes on annuity considerations—will be applied to provide an annuity under which each monthly payment will be the value of a specified number of “Annuity Units.” The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the “annuity unit change factor” for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:

∎

adding to 1.00 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month,

∎	Dividing by the sum of 1.00 and the rate of interest for 1 1⁄2 of a year, computed at the effective annual rate specified in the Contract as the “Assumed Investment Result” (see below).

Assumed Investment Result

To calculate your initial payment, we use an “annuity purchase rate.” This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2’s actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2’s actual performance is not as good as the assumed return, your monthly payment will be lower.

Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1⁄2%, 4%, 4 1⁄2%, 5% or 5 1⁄2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.

The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster—or decrease slower—than annuity payments with a higher assumed return rate.

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Schedule of Variable Annuity Purchase Rates

The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

Deductions for Taxes on Annuity Considerations

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.

OTHER INFORMATION

Assignment

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

Changes in the Contract

We have the right under the Contract to change annual account fee.

The Contract allows us to revise the annuity purchase rates from time to time as well as the base contract expenses fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.

We reserve the right to operate VCA 2 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer the Fidelity Fund, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Fidelity Fund that you hold under a Contract. For any substitution, we would follow applicable law and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Voting Rights

All of the assets held in VCA 2 are invested in shares of the Fidelity Fund. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the Fidelity Fund. However, as required by law, Prudential votes the shares of the Fidelity Fund at any regular and special shareholders meetings in accordance with voting instructions received from Contractholders and Participants having voting rights in VCA 2. Under most Section 403(b) plans, Participants have voting rights in VCA 2. Under some qualified plans, the Contractholder will have the voting rights.

The Fidelity Fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its organization or the Investment Company Act of 1940. Fidelity Fund shares for which no timely instructions from Participants or Contractholders are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of the Fidelity Fund held within VCA 2 are legally owned by us, we intend to vote all of such shares when the Fidelity Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fidelity Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of persons who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Fidelity Fund in its own right, it may elect to do so.

24	The Prudential Variable Contract Account-2

Generally, Participants and Contractholders having voting rights in VCA 2 may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Fidelity Fund. With respect to approval of the investment advisory agreement or any change in the Fidelity Fund’s fundamental investment policy, Participants and Contractholders having voting rights in VCA 2 will vote separately on the matter, as required by applicable securities laws.

The number of Fidelity Fund shares for which a Participant or Contractholder having voting rights may give instructions is determined by dividing the portion of the value of the accumulation account derived from participation in VCA 2, by the value of one share of the Fidelity Fund. The number of votes for which a Participant or Contractholder may give us instructions is determined as of the record date chosen by the Board of the Fidelity Fund. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of the Fidelity Fund, or to approve or disapprove an investment advisory contract for the Fidelity Fund. If we do disregard voting instructions, we will advise you of that action and our reasons for such action.

Reports

At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of the Fidelity Fund.

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ADDITIONAL INFORMATION

SALE & DISTRIBUTION

PIMS, 655 Broad Street, Newark, New Jersey 07102, acts as the distributor and principal underwriter of the contracts. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your Contributions. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

During 2021, 2020, and 2019, $13,399, $10,733, and $10,488, respectively, was paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.

FEDERAL TAXATION

The following discussion is general in nature and describes only federal income tax law. We generally do not describe state or other tax laws. It is based on current law and interpretations, which may change.

Tax-qualified Retirement Arrangements Using the Contracts

The Contract may be used with retirement programs governed by Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.

∎

Contributions. In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Visit www.irs.gov for the current year contribution limits. Contributions to a Roth 403(b), if offered by your employer, are not deductible.

∎	Earnings. Federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.
∎

Distribution or Withdrawal. When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. Furthermore, premature distributions or withdrawals may be restricted or subject to a 10% additional tax for early distribution. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the “Withdrawal of Contributions,” above. Qualified distributions from a Roth 403(b) account are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account are never subject to income tax.

∎

Minimum Distribution Rules. In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 72 or (2) you retire. Amounts accruing on or before December 31, 1986, while not generally subject to this minimum distribution requirement, may be required to be distributed by a certain age under other federal tax rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS regulations. Distributions to beneficiaries are also subject to minimum distribution rules.

26	The Prudential Variable Contract Account-2

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner or beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

The information provided below applies to Owners or beneficiaries who die after 2019. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school, this law applies if you die after 2021.

Deaths before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an EDB or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin with g over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.

Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract (QLAC)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the five-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee who died prior to 2020.

Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 72 by transferring the remaining interest tax-free to your surviving spouse’s own IRA, subject to the new rules under the regulations.

The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. We reserve the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

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Until withdrawn, amounts in a qualified annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements

IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

In addition, in order to comply with the regulations, we will only process certain transactions (e.g., withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

WITHHOLDING

Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible retirement plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; (d) hardship distributions; or (e)  qualified birth or adoption distributions.

CARES ACT IMPACTS

In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.

Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.

The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.

DEATH BENEFITS

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

28	The Prudential Variable Contract Account-2

ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts

Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report for the applicable owner or beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.

Civil Unions and Domestic Partnerships

U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

TAXES ON PRUDENTIAL

We will pay company income taxes on the taxable corporate earnings created by this Contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.

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Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: VCA 2; the ability of PIMS to perform its contract with VCA 2; or Prudential’s ability to meet its obligations under VCA 2.

VCA 2 POLICIES

Frequent Trading Policy of VCA 2

VCA 2 seeks to prevent patterns of frequent purchases and redemptions of VCA 2 Units by Contractholders and Participants. The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option (such as VCA 2) within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.

In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading (your retirement plan may include investment options other than VCA 2 which are mutual funds or are other contracts that include underlying funds). In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

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Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

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Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or fax for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six-month period immediately following the initial restriction.

∎

Action by an Underlying Fund. The Fidelity Fund has adopted its own policies and procedures with respect to excessive trading of its shares, and we reserve the right to enforce these policies and procedures. The prospectus for the Fidelity Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of

30	The Prudential Variable Contract Account-2

contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short-term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.

The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third-party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

FINANCIAL STATEMENTS

The statutory financial statements of Prudential and VCA 2 as of December 31, 2021 and for each of the three years in the period ended December 31, 2021 are included in the SAI.

OTHER INFORMATION

A registration statement under the Securities Act has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100 or by visiting www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets.

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APPENDIX A - PORTFOLIO AVAILABLE UNDER THE CONTRACT

The following is a list of the only portfolio currently available for investment through VCA 2. More information about the Fidelity Fund is available in the prospectus for the Fidelity Fund, which may be amended from time to time and can be requested at no cost by writing us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507, or by calling (877) 778-2100.

The current expenses and performance information below reflects fee and expenses of the Fidelity Fund, but do not reflect the other fees and expenses that VCA 2 may charge. Expenses would be higher and performance would be lower if these other charges were included. The Fidelity Fund’s past performance is not necessarily an indication of future performance.

Portfolio currently available for investment through the VCA 2 Contract:

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Initial Class)	Average Annual Total Returns (as of 12/31/2021) (Initial Class)
			1 year	5 year	10 year
Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	VIP Index 500 Portfolio • Adviser: Fidelity Management & Research Company LLC • Subadviser: Geode Capital Management, LLC	0.10%	28.58%	18.34%	16.44%

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For More Information

This prospectus describes the VCA 2 group variable annuity contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in The Prudential Variable Contract Account-2 (VCA 2). The Fidelity VIP Index 500 Portfolio, a series of Variable Insurance Products Fund II, is currently available through VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should consider before investing in the Contract.

We have filed with the Securities and Exchange Commission (the SEC) a Statement of Additional Information (SAI) that includes additional information about the Contract, Prudential, and VCA 2. The SAI is incorporated by reference into this prospectus. You may obtain a copy of the SAI, at no charge, upon request by calling 1-877-778-2100, or by writing to Prudential, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507. The SAI is also available at the following website: https://www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets.

We file periodic reports and other information about the Contract and VCA 2 as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

SEC EDGAR contract identifier: C000027669

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The Prudential Insurance Company of America (Prudential) offers the VCA 2 group tax-deferred variable annuity contract issued through The Prudential Variable Contract Account-2 (VCA 2) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2, a unit investment trust invested in shares of the Fidelity VIP Index 500 Portfolio (the Fidelity Fund), a series of Variable Insurance Products Fund II (VIP).

This Statement of Additional Information is not a prospectus. It includes additional information that you should consider before investing in any of the group variable annuity contracts issued through VCA 2. You may obtain a copy of the prospectus, dated January 6, 2023 (the Prospectus), at no charge by request to Prudential by calling 1-877-778-2100, or by writing to The Prudential Insurance Company of America, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507. The audited financial statements of VCA 2, as well as VCA 2’s 2021 annual report, are incorporated by reference into this Statement of Additional Information. Capitalized or defined terms used in the Prospectus are also incorporated into this Statement of Additional Information.

Table of Contents

3	GENERAL INFORMATION ABOUT PRUDENTIAL AND VCA 2

3	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

3	VCA 2

4	ADMINISTRATION

5	NON-PRINCIPAL RISKS OF INVESTING IN VCA 2

6	SALE OF GROUP VARIABLE ANNUITY CONTRACTS

6	INFORMATION ABOUT CONTRACT SALES

7	FINANCIAL STATEMENTS

7	FINANCIAL STATEMENTS OF VCA 2 & FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

GENERAL INFORMATION ABOUT PRUDENTIAL AND VCA 2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Prudential is a wholly-owned subsidiary of Prudential Financial, a New Jersey insurance holding company.

Prudential has developed long-term savings and retirement products, which are distributed through its affiliated broker-dealer company, PIMS.

Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

VCA 2

Prudential offers the VCA 2 group tax-deferred variable annuity contract issued through The Prudential Variable Contract Account-2 (VCA 2) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2. VCA 2 is registered with the SEC as a unit investment trust, which is a type of investment company. VCA 2 was established by Prudential on February 16, 1968, under New Jersey Insurance Law as a variable contract account. VCA 2 meets the definition of a “separate account” under federal securities laws.

3

ADMINISTRATION

The assets of VCA 2 are invested in shares of the Fidelity VIP Index 500 Portfolio, a series of VIP. The prospectus and statement of additional information of VIP describe the investment management and administration of the Fidelity VIP Index 500 Portfolio.

Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant’s Accumulation Account. The annual account charge amount varies with each VCA 2 group variable annuity contract described in the Prospectus, but which is not more than $30 for any accounting year. The following table identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential.

Annual Account Charges

	2021	2020	2019

	$3,129	$3,658	$3,747

VCA 2 is subject to a maximum daily charge that is equal to an effective annual rate of 0.375% of its assets. All of this charge is for administrative expenses not covered by the annual account charge. The following table identifies, for the three most recent fiscal years, the daily charges received by Prudential.

Daily Charges

	2021	2020	2019

	$972,704	$771,902	$779,914

No sales charge is deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

4	The MEDLEY Program

NON-PRINCIPAL RISKS OF INVESTING IN VCA 2

CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, VCA 2 is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches, whether deliberate or unintentional, arising from VCA 2’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which VCA 2 invests, may cause significant disruptions in the business operations of VCA 2. Potential impacts may include, but are not limited to, potential financial losses for VCA 2 and the issuers’ securities, the inability of shareholders to conduct transactions with VCA 2, an inability of VCA 2 to calculate unit values, and disclosures of personal or confidential shareholder information.

In addition to direct impacts on participants, cyber security failures by VCA 2 and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to VCA 2, and reputational damage. VCA 2 may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. VCA 2 may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although VCA 2 and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, VCA 2 cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which VCA 2 invests.

FOREIGN MARKET DISRUPTION AND GEOPOLITICAL RISKS. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent global outbreak of the COVID-19 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.

5

SALE OF GROUP VARIABLE ANNUITY CONTRACTS

INFORMATION ABOUT CONTRACT SALES

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.

The table below sets forth, for VCA 2’s three most recent fiscal years, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.

Sales Charges Received and Amounts Credited

	2021	2020	2019

Sales Charges Received by Prudential	—	—	—

Amounts Credited by Prudential to Other Broker-Dealers	$13,433	$10,699	$10,943

6	The MEDLEY Program

FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF VCA 2 & FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

VCA 2’s financial statements and the financial highlights as of December 31, 2021 and for each of the fiscal years or periods presented therein have been incorporated into this Statement of Additional Information by reference to VCA 2’s 2021 annual report (File No. 811-01612).

Financial statements for Prudential are included on the following pages.

Such financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report thereon is included in the annual report, for the fiscal period ended December 31, 2021. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Ave, New York, NY 10017.

The statutory financial statements for Prudential included herein should be distinguished from the financial statements for VCA 2, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contract.

7

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2021, 2020 and 2019
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	125
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	113
Supplemental Investments Risks Interrogatories Schedule	116
Summary Investment Schedule	122
Supplemental Schedule of Reinsurance Disclosures	124

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2021	December 31, 2020
	(in millions)
ASSETS
Bonds	$97,581	$97,336
Preferred stocks	158	51
Common stocks	13,292	7,556
Mortgage loans on real estate	21,125	21,501
Real estate	415	470
Contract loans	2,943	2,937
Cash and short-term investments	6,540	4,539
Derivatives	3,709	4,896
Other invested assets	9,270	8,016
Total cash and invested assets	155,033	147,302
Premiums due and deferred	3,941	3,561
Accrued investment income	921	926
Current federal income tax recoverable	—	18
Net deferred tax asset	1,949	1,551
Other assets	1,155	1,024
Separate account assets	161,305	156,445
TOTAL ADMITTED ASSETS	$324,304	$310,827

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$100,126	$94,671
Deposit-type contracts	16,341	18,817
Advanced premiums	47	50
Policy dividends	1,313	1,351
Notes payable and other borrowings	65	181
Asset valuation reserve	4,281	3,770
Federal income tax payable	30	—
Interest maintenance reserve	940	1,130
Transfers to (from) separate accounts due or accrued	(402)	(374)
Securities sold under agreement to repurchase	6,907	7,562
Cash collateral held for loaned securities	3,892	3,146
Derivatives	1,730	3,157
Other liabilities	9,107	9,616
Separate account liabilities	160,804	155,979
Total liabilities	305,181	299,056

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	5,716	1,437
Surplus notes	347	346
Special surplus fund	196	239
Unassigned surplus	12,864	9,749
Total capital and surplus	19,123	11,771
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$324,304	$310,827
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2021	2020	2019
	(in millions)
REVENUES
Premiums and annuity considerations	$33,250	$25,167	$29,753
Net investment income	5,263	4,926	5,237
Other income (loss)	1,604	1,335	999
Total Revenues	40,117	31,428	35,989

BENEFITS AND EXPENSES
Death benefits	5,561	4,878	4,572
Annuity benefits	13,462	13,289	12,233
Disability benefits	1,189	1,098	1,056
Other benefits	19	21	19
Surrender benefits and fund withdrawals	14,009	9,554	14,423
Net increase (decrease) in reserves	4,699	4,103	5,133
Commissions	1,193	1,300	1,255
Net transfer to (from) separate accounts	(1,867)	(5,794)	(4,571)
Other expenses (benefits)	280	1,092	1,754
Total Benefits and Expenses	38,545	29,541	35,874

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	1,572	1,887	115
Dividends to policyholders	17	(111)	(125)

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	1,555	1,998	240
Income tax expense (benefit)	591	30	270

INCOME (LOSS) FROM OPERATIONS	964	1,968	(30)
Net realized capital gains (losses)	2	(205)	(139)

NET INCOME (LOSS)	$966	$1,763	$(169)

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$11,771	$11,483	$10,695
Net income (loss)	966	1,763	(169)
Change in common capital stock and gross paid in and contributed surplus	4,279	—	515
Change in net unrealized capital gains (losses)	2,464	(386)	1,330
Change in nonadmitted assets	(376)	(34)	137
Change in asset valuation reserve	(512)	(565)	(656)
Change in net deferred income tax	297	(330)	398
Change in surplus notes	—	—	(499)
Cumulative effect of changes in accounting principles	23	—	—
Change in reserve on account of change in valuation basis	—	72	185
Dividends to stockholders	(1,100)	(500)	(600)
Net change in separate accounts surplus	(117)	37	467
Amortization related to employee retirement plans and other pension adjustments	1,141	250	(180)
Other changes, net	287	(19)	(140)
Net change in capital and surplus	7,352	288	788
CAPITAL AND SURPLUS, END OF PERIOD	$19,123	$11,771	$11,483

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2021	2020	2019
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$27,361	$24,352	$26,189
Net investment income	5,155	4,820	5,160
Other income	1,485	1,530	1,601
Separate account transfers	7,216	6,623	7,644
Benefits and claims	(33,770)	(28,585)	(31,918)
Policyholders’ dividends	(55)	(59)	(62)
Federal income taxes	(560)	(242)	(179)
Other operating expenses	(748)	(1,996)	(1,984)

Net cash from (used in) operating activities	6,084	6,443	6,451

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	25,603	14,852	14,140
Stocks	864	209	470
Mortgage loans on real estate	5,682	2,420	3,023
Real estate	32	186	—
Other invested assets	992	314	647
Miscellaneous proceeds	156	685	552
Payments for investments acquired
Bonds	(26,251)	(21,052)	(19,367)
Stocks	(1,399)	(1,581)	(350)
Mortgage loans on real estate	(5,296)	(2,367)	(5,270)
Real estate	(50)	(201)	(43)
Other invested assets	(1,314)	(918)	(1,259)
Miscellaneous applications	(318)	(150)	(351)

Net cash from (used in) investing activities	(1,299)	(7,603)	(7,808)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(124)	(21)	(49)
Proceeds from (payments of) surplus paid in	845	—	—
Dividends to stockholders	(1,100)	(500)	(600)
Net deposits on deposit-type contract funds	(2,878)	1,622	(526)
Other financing activities	473	(1,229)	4,615

Net cash from (used in) financing activities	(2,784)	(128)	3,440

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	2,001	(1,288)	2,083
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	4,539	5,827	3,744
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$6,540	$4,539	$5,827

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
	December 31,
	2021	2020	2019
	(in millions)
In-kind assets receipt related to pension risk transfer transactions	$5,377	$701	$3,135
Contribution of assets from parent to a subsidiary	3,420	—	—
Transfer of bonds to a subsidiary	114	—	—
Transfer of other invested asset to a subsidiary	99	—	—
Amortization of deferred gains related to reinsurance transactions with affiliates	73	80	92
Asset transfer from other invested asset to preferred stocks	63	—	—
Contribution of tax credits from parent	15	—	15
Capitalized deferred interest on mortgage loans	11	11	4
Dividend settlement with a subsidiary related to a tax payment agreement	9	8	30
Donation of equity securities to a related charitable organization	8	30	—
Contribution of tax credits to a subsidiary	6	—	6
Structure change of an other invested asset with underlying mortgage loans	—	90	—
Mortgage loan modification and transfer to other invested assets	—	81	—
Asset transfer from other invested assets to mortgage loans	—	81	—
Mortgage loan modification	—	58	—
Asset transfer from real estate to other invested assets	—	52	—
Asset transfer from bonds to other invested assets	—	32	—
Mortgage loan modification and transfer to bonds	—	16	—
Transfer of deferred taxes from subsidiaries	—	5	—
Asset transfer from mortgage loans to other invested assets	—	1	—
Repayment of a surplus note by parent	—	—	500
Asset transfer from common stocks to other invested assets	—	—	256
Transfer of bonds from an affiliate	—	—	23
Transfer of bonds to an affiliate	—	—	20

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment.   With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2021 and 2020, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•In 2004, one of the Company’s insurance subsidiaries, Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreements between Connecticut General Life Insurance Company and PRIAC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by PRIAC’s Appointed Actuary. Effective December 31, 2021 the permitted practice was discontinued. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

• In 2015, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2021 and 2020, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2021	2020	2019
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$966	$1,763	$(169)

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation *	56	4	Other income (loss)	(1,067)	(6)	(876)
Separate Account Valuation *	56	4	Net increase (decrease) in reserves	1,067	6	876

State Permitted Practices that are an increase (decrease) from NAIC SAP:
NAIC SAP				$966	$1,763	$(169)

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$19,123	$11,771	$11,483

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	30	34	41

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	4	Change in net unrealized capital gains (losses)	—	(50)	(56)
NAIC SAP				$19,093	$11,787	$11,498

*Presentation of 2020 and 2019 Separate Account Valuation changed from prior year statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	SSAP #	F/S Page	F/S Line #	2021	2020
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$324,304	$310,827

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	(3,397)	(5,146)
Admit leasehold improvements	19	3	Other assets	30	34

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	3	Common stocks	—	(50)
NAIC SAP				$327,671	$315,989

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$305,181	$299,056

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(2,094)	(1,027)
Separate Account Valuation	56	3	Separate account liabilities	(1,303)	(4,119)

NAIC SAP				$308,578	$304,202

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Since the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances; and ii) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value. We cannot predict what impact the COVID-19 pandemic will ultimately have on our businesses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into twenty categories ranging from highest quality bonds to those in or near default. Bonds rated in the top nineteen categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.
The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss. For loan-backed and structured securities, the cost basis of the bond is written down to the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective yield.

The Company does not hold any bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2021 and 2020.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2021 and 2020.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Redeemable preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. All perpetual and mandatory convertible preferred stocks are recorded at fair regardless of the rating category. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.

8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity, as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or alternatives permitted by SSAP No. 97 and SSAP No. 48, as applicable.

9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.

10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

13)The Company does not have any pharmaceutical rebates receivable.
14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103R”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.” Net realized capital gains (losses) are recorded upon termination of the agreements.
15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral held for loaned securities.” Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

16)Contract loans are stated at unpaid principal balances.
17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:
a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
18)Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers in accordance with SSAP No. 56. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”
19)Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract in accordance with SSAP No. 51R. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.
22)AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
23)Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.
24)The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

25)The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.
26)Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.
27)“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.
28)Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP No. 61R and NAIC statutory instructions.
29)NAIC SAP and NJ SAP differ from GAAP in certain respects, which in some cases may be material. The significant differences between SAP and GAAP are noted below:
•Under SAP, financial statements of entities in which the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company's financial statements.

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the contracts in proportion to gross margins, gross profits or gross premiums, depending on the type of contract.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

•Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income.  In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, allowances for credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a new current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts. Prior to the adoption of CECL in 2020, under GAAP credit losses were recorded when incurred.

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases and expensed in accordance with ASC 842 “Leases.”

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In March 2020, in response to the COVID-19 pandemic, Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). One provision of the CARES Act amends the U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) and allows companies with net operating losses (“NOLs”) originating in 2018, 2019 or 2020 to carry back those losses for up to five years. See “Income Taxes” in Note 9 to the Consolidated Financial Statements for more information.

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles, excluding tax and other related impacts, is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.
In January 2021, the NAIC extended the expiration dates of INT 20-03 and INT 20-07. INT 20-03 provided relief for mortgage loan restructurings that meet certain criteria and are due to COVID-19 to not be assessed as a troubled debt restructuring (“TDR”). INT 20-07 provided relief for debt security restructurings that meet certain criteria and are due to COVID-19 to not be classified as minor modifications. This Company elected to apply this relief pursuant to these INTs in 2021.

During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly-issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

contracts. No changes were made to reserves for any in force contracts, and the impact to the Company's total reserves as of year-end is estimated to be an approximately $30 million reserve decrease. This change does not impact results reported in any prior year.

In July 2020, the NAIC revised SSAP No. 86 to clarify that the reporting of derivatives with financing premiums should exclude financing components. The revisions require the present value of the derivative premium receivable (and/or payable) to be separately reported, and it proposes these additional data elements be factored into the counterparty risk assessment for RBC calculations. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In July 2020, the NAIC revised SSAP No. 26R to clarify that the accounting and reporting of investment income and capital gain/loss, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In May 2020, the NAIC modified SSAP No. 41, “Surplus Notes”. The modifications require enhanced disclosures on surplus note arrangements including the original issue amount, fair value received, lifetime and current interest approved, and principal recognized, extent of linkages and netting with other instruments or parties, any related parties, and the use of proceeds to purchase assets. The Company has adopted the enhanced surplus notes disclosures that are effective for annual periods ending December 31, 2020, and it did not have a material effect on the financial statements.
In 2020, the NAIC revised SSAP No. 2R, “Cash, Cash Equivalents, Drafts and Short-Term Investments”, and SSAP No. 103R. The revisions incorporate concepts that will restrict the classification of rolling related party or affiliated investments as cash equivalents or short-term investments. The investment schedule will identify investments (or substantially similar investments) that remain on the short-term and cash equivalent schedules for more than one consecutive year. The Company has adopted the revised guidance and enhanced the investment disclosures for annual period ending December 31, 2020, and it did not have a material effect on the financial statements.

In April 2020, the NAIC adopted the overall guidance in FASB ASU 2020-04 – Reference Rate Reform (Topic 848) which provides an optional expedient, allowing for the continuation of certain contracts that are modified in response to reference rate reform. Additionally, it provides waivers from derecognizing hedging transactions, and exceptions for assessing hedge effectiveness as a result of transitioning away from certain interbank offering rates. The Company has elected to prospectively apply this guidance that did not have a material effect on the financial statements.

In March 2020, the NAIC adopted revisions to SSAP No. 97 clarifying that a more-than-one holding company structure is permitted to be looked-through, so as long as each holding company within the structure complies with the requirements in SSAP No. 97. The Company has adopted the revised guidance that did not have a material effect on the financial statements.

In May 2020, the NAIC revised SSAP No. 26R by incorporating a new footnote to clarify that if a debt instrument has been modified in accordance with SSAP No. 36, “Troubled Debt Restructuring” or SSAP No. 103R, the assessment of other-than-temporary impairment (“OTTI”) shall be based on modified contractual terms of the debt instrument and it did not have a material effect on the financial statements. There is no impact to the Company’s OTTI assessment as such clarification is consistent with the Company’s pre-existing OTTI policy for the debt instruments in the scope of SSAP No. 26R. The Company’s adoption of this guidance did not have a material effect on the financial statements.

In 2020, the NAIC revised SSAP No. 32. The revisions update the definitions, measurement and impairment guidance for preferred stock as well as clarify the application of SSAP No. 32 in conjunction with SSAP No. 48 and SSAP No. 97. The Company adopted the revised guidance for periods starting on January 1, 2021.

In May 2020, the NAIC adopted revisions to SSAPs No. 3, “Accounting Changes and Correction of Errors”, and No. 51R relating to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; (iii) standardizing capital market assumptions and aligning total asset requirements and reserves, and (iv) requiring Companies to classify reserving changes relating to adoption of VM-21 as a change in valuation basis, with additional disclosures regarding the phase-in period beginning January 1, 2020. The cumulative effect of the change in valuation basis is reported directly through surplus. The Company’s adoption of this revised statutory framework on VM-21 and AG 43 did not materially impact the financial statements.

In April 2016, the NAIC adopted a principle-based reserving (“PBR”) approach for life insurance products. PBR replaces the reserving methods for life insurance products for which the former formulaic basis for reserves may not accurately reflect the risks or costs of the obligations of the insurer. Although PBR became effective on January 1, 2017, there is a three-year phase-in period starting from January 1, 2017 through January 1, 2020 where companies have the option to value some or all applicable life insurance policies using PBR.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Beginning January 1, 2020, however, all companies not otherwise exempted must adopt and apply PBR for all newly issued life insurance policies. The Company has introduced updated versions of its individual life products in conjunction with the requirement to adopt PBR. These updated products are currently priced to support the principle-based statutory reserve level without the need for reserve financing. The Company has adopted PBR.

During the fourth quarter of 2021, the Company determined that benefits on certain retirement contracts assumed from the Company’s affiliate, The Prudential Life Insurance Company, LTD, were understated in prior periods by $88 million. A correction for this error was recorded directly through surplus on “Other changes, net” of the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2021, with a related adjustment of $22 million in deferred taxes reported through “Change in net deferred income tax.”

During the third quarter of 2021, the Company determined that modified coinsurance (“MODCO”) reserve adjustments on reinsurance ceded related to Closed Block Contracts were overstated in the prior year by $11 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the third quarter of 2021.
During the second quarter of 2021, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $28 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2021.
During the second quarter of 2021, the Company determined that reserves for assumed Universal Life product were overstated, current federal income tax receivable was overstated, and net admitted deferred tax asset was understated in the prior year by $158 million, $14 million, and $23 million, respectively. A correction related to the prior year was recorded through “Other changes, net” (net of tax $8 million), “Change in net deferred income tax” and “Change in nonadmitted assets”, on the Company’s Statement of Operations and Changes in Capital and Surplus in 2021.

In the first quarter of 2021, the Company determined that common stocks, net admitted deferred tax asset and federal and foreign income taxes incurred were understated by $158 million, $23 million and $7 million, respectively, in the prior year. A correction related to the prior year was recorded through “Change in net unrealized capital gains (losses)”, “Change in nonadmitted assets” and “Other changes, net”, respectively, on the Company’s Statement of Operations and Changes in Capital and Surplus in the first quarter of 2021.

During the second quarter of 2020, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $77 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2020. For accounting changes related to changes in valuation basis, please see “Reserves for Life Contracts and Deposit-Type Contracts” in Note 24 for more information. There was no correction of errors as of December 31, 2019.

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the book value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect on the Company’s financial condition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2021
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Warwick Partners II LLC	2/21/2014	$3	$1	$1	$—	$—	$20	0.4%
Pirlo Energy Holdings, LLC	9/12/2016	48	—	—	—	—	38	0.0%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	8	0.4%
Total	XXX	$63	$1	$1	$—	$—	$66	XXX

December 31, 2020 (1)
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Warwick Partners II LLC	2/21/2014	$3	$1	$1	$—	$—	$22	0.6%
Choctaw Generation, LP	2/28/2013	—	1	—	—	—	—	0.0%
Ada Cogen Holdings LP	12/10/2013	5	14	6	—	—	—	0.0%
NNE Holding LLC	4/24/2015	16	7	7	—	1	11	0.0%
Pirlo Energy Holdings, LLC	9/12/2016	48	—	—	—	—	39	0.0%
Dale Oklahoma II, LLC	9/26/2016	2	—	—	—	—	10	0.2%
Dale Bakken Partners 2012, LLC	12/31/2013	3	—	—	—	—	4	0.0%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	14	0.4%
Total	XXX	$89	$23	$14	$—	$1	$100	XXX
(1) Prior period amounts have been updated to conform to current period presentation.
Impairment Loss
The Company did not recognize any impairment losses related to business combinations or goodwill during 2021 and 2020.

4.    DIVESTED BUSINESS
The Company did not have any material discontinued operations during 2021, 2020 and 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

5.     INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of twenty categories called “NAIC Designations.” In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 6.89% and 6.52% of the Company’s bonds as of December 31, 2021 and 2020, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.

The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2021
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,333	$1,445	$5	$7,773
All other governments	3,322	442	27	3,737
Political subdivisions of states, territories and possessions	669	121	—	790
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	6,277	1,002	2	7,277
Hybrid Securities	281	64	—	345
Industrial & miscellaneous (unaffiliated)	77,033	6,717	332	83,418
Parent - subsidiaries and affiliates	2,439	172	14	2,597
Unaffiliated Bank Loans	1,227	57	25	1,259
Total bonds	$97,581	$10,020	$405	$107,196

Unaffiliated Preferred Stocks
Redeemable	$54	$2	$—	$56
Non-redeemable	104	8	—	112
Total unaffiliated preferred stocks	$158	$10	$—	$168

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$7,047	$2,104	$5	$9,146
All other governments	3,453	667	5	4,115
Political subdivisions of states, territories and possessions	690	157	—	847
Special revenue and special assessment obligation all non guaranteed obligations of agencies	6,712	1,222	1	7,933
Hybrid Securities	314	83	1	396
Industrial & miscellaneous (unaffiliated)	76,685	9,798	243	86,240
Parent - subsidiaries and affiliates(1)	2,435	303	—	2,738
Total bonds	$97,336	$14,334	$255	$111,415

Unaffiliated Preferred Stocks
Redeemable	$41	$5	$—	$46
Non-redeemable	10	6	—	16
Total unaffiliated preferred stocks	$51	$11	$—	$62

(1) Includes $8 million of affiliated bank loans classified as unaffiliated bank loans in the December 31, 2020 Annual Statement.

The following table sets forth the carrying amount and estimated fair value of bonds including short-term investments categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed, and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2021		December 31, 2020
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$5,793	$5,824	$7,016	$7,059
Due after one year through five years	15,176	15,729	14,399	15,185
Due after five years through ten years	17,478	18,715	16,304	18,439
Due after ten years	39,361	45,585	36,902	45,935
Subtotal	$77,808	$85,853	$74,621	$86,618

Asset-backed securities	$6,429	$6,452	$8,037	$8,080
Commercial mortgage-backed securities	7,083	7,509	7,418	8,150
Residential mortgage-backed securities	1,335	1,453	1,428	1,594
Other loan backed and structured securities	7,617	8,620	7,738	8,879
Total	$100,272	$109,887	$99,242	$113,321

Proceeds from the sale of bonds were $11,822 million, $3,956 million, and $5,128 million for the years ended December 31, 2021, 2020 and 2019, respectively. Gross gains of $416 million, $208 million, and $126 million and gross losses of $192 million, $50 million, and $88 million were realized on such sales during the years ended December 31, 2021, 2020 and 2019, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $60 million, $94 million and $84 million, for preferred stocks were $0 million, $0 million and $5 million, and for unaffiliated common stocks were $0 million, $8 million and $18 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2021
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$20,579	$20,364	$(215)	$2,926	$2,816	$(110)
Unaffiliated Preferred and Common stocks	67	67	—	5	4	(1)
Total	$20,646	$20,431	$(215)	$2,931	$2,820	$(111)

	December 31, 2020
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$5,022	$4,932	$(90)	$3,991	$3,795	$(196)
Unaffiliated Preferred and Common stocks	11	10	(1)	3	3	—
Total	$5,033	$4,942	$(91)	$3,994	$3,798	$(196)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2021 or 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2021, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2021 were agricultural loans 6.60% and 1.27%; commercial loans 6.40% and 0.76%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2020 were agricultural loans 4.58% and 2.30%; commercial loans 9.50% and 0.99%. For the years ended December 31, 2021 and 2020 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (31.17%), Texas (7.80%) and New York (5.86%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2021. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.31%), Texas (8.61%) and New York (8.27%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2020.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2021 and 2020.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $20,800 million of investment grade mortgage loans and $325 million of below investment grade mortgage loans as of December 31, 2021. There were $21,221 million of investment grade mortgage loans and $280 million of below investment grade mortgage loans as of December 31, 2020.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in our outstanding loans. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

December 31, 2021
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
($ in millions)
Recorded Investment (All)
Current	$3,042	$—	$—	$—	$18,050	$33	$21,125
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	36	—	—	—	—	—	36
Number of Loans	4	—	—	—	—	—	4
Percent Reduced	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$1,950	$—	$—	$—	$19,381	$73	$21,404
30-59 Days Past Due	33	—	—	—	—	—	33
60-89 Days Past Due	—	—	—	—	49	—	49
90-179 Days Past Due	15	—	—	—	—	—	15
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	20	—	20
The Company did not have investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of both December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

December 31, 2021
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	15	—	—	—	—	—	15
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

December 31, 2020
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	15	—	—	—	—	—	15
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

The Company did not have allowances for credit losses as of December 31, 2021 and 2020.

The Company did not have mortgage loans derecognized as a result of foreclosure as of December 31, 2021 and 2020.

5C.     Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2021, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2021
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
00105HDZ6	$1	$1	$—	$1	$1	2Q21
00105HDZ6	—	—	—	—	—	3Q21
29445FAD0	—	—	—	—	—	3Q21
00105HDZ6	—	—	—	—	—	4Q21
29445FAD0	—	—	—	—	—	4Q21
17029PAA3	24	17	7	17	17	4Q21
84751PLP2	—	—	—	—	—	4Q21
Total	$25	$18	$7	$18	$18

As of December 31, 2021, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2021	December 31, 2020
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(32)	$(11)
12 Months or Longer	$(26)	$(108)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$5,626	$2,680
12 Months or Longer	$645	$2,554

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $3,892 million and $3,146 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2021 and 2020, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,795 million and $3,087 million as of December 31, 2021 and 2020, respectively. A liability to return collateral received of $3,892 million and $3,146 million is included in “Cash collateral held for loaned securities” as of December 31, 2021 and 2020, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $2,765 million and $3,315 million were invested in “Cash and short-term investments” as of December 31, 2021 and 2020, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,700 million and $3,259 million as of December 31, 2021 and 2020, respectively. A liability to return collateral received of $2,765 million and $3,319 million (which includes $0 million and $3 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2021 and 2020, respectively. Additionally, assets and a cash collateral liability of $14 million and $8 million were received for unaffiliated lending as of December 31, 2021 and 2020, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2021	December 31, 2020
	(in millions)
Securities Lending:
Open	$3,892	$3,146
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$3,892	$3,146
Securities Received	—	—
Total Collateral Received	$3,892	$3,146

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $3,780 million and $3,101 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2021 and 2020, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
The Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used as of December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	819	827	338	341
31 to 60 Days	294	294	93	94
61 to 90 Days	442	442	128	128
91 to 120 Days	90	90	121	121
121 to 180 Days	152	152	216	217
181 to 365 Days	418	420	603	606
1 to 2 years	836	838	1,101	1,111
2 to 3 years	487	488	420	424
Greater than 3 years	229	229	58	59
Subtotal	$3,767	$3,780	$3,078	$3,101
Securities Received	—	—	—	—
Total Collateral Reinvested	$3,767	$3,780	$3,078	$3,101

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

The Company had no securities lending transactions that extend beyond one year from the reporting date as of both December 31, 2021 and 2020.

Repurchase Agreements Transactions Accounted for as Secured Borrowing
For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2021, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$7,223	$6,469	$7,998	$7,065
Overnight	4,759	—	502	—
2 Days to 1 Week	4,673	—	502	—
>1 Week to 1 Month	479	—	502	497
>1 Month to 3 Months	441	438	497	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$5,640	$—	$5,726
Fair Value	7,820	7,025	8,684	7,722
The securities acquired were bonds with a designation of NAIC 1 with a BACV of $5,640 million and $5,726 million and a fair value of $7,025 million and $7,722 million as of December 31, 2021 and 2020, respectively.
The following table sets forth the cash collateral received as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$7,702	$6,907	$8,499	$7,562
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2021 and 2020.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$6,469	$7,065
30 Days or Less	—	497
31 to 90 Days	438	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2021		December 31, 2020
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$1,454	$1,468	$814	$819
31 to 60 Days	522	522	225	225
61 to 90 Days	784	785	309	309
91 to 120 Days	159	159	291	292
121 to 180 Days	270	270	520	522
181 to 365 Days	742	745	1,449	1,457
1 to 2 Years	1,483	1,487	2,645	2,671
2 to 3 Years	865	866	1,009	1,018
Greater than 3 Years	406	407	138	142

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$7,702	$6,907	$8,499	$7,562
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.
The following table sets forth the reverse repurchase agreements that used tri-party trades as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Open - No Maturity	$—	$—	$—	$—
Overnight	100	—	13	—
2 Days to 1 Week	—	—	13	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	—	—	—	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The Company did not have any securities sold or outstanding for which the repo agreement defaulted as of December 31, 2021 and 2020.

The following table sets forth the fair value of securities acquired under reverse repurchase agreements as of the dates indicated:

	December 31, 2021	December 31, 2020
	(in millions)
Maximum Amount	$100	$13
Ending Balance	—	—
The ending balance of reverse repurchase agreements had no NAIC designation as of both December 31, 2021 and 2020.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$—	$—	$—	$—
Securities (FV)	102	—	13	—
Securities (BACV)		—		—
The Company did not have any allocation of aggregate collateral pledged by remaining contractual maturity as of December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$100	$—	$13	$—
Securities (FV)	—	—	—	—
The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$100	$—	$13	$—
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

5E. Real Estate
The Company recorded $0 million and less than $1 million of net gains on the sale of real estate during the years ended December 31, 2021 and 2020, respectively. There were $6 million and $0 million impairment losses recognized on real estate for the years ended December 31, 2021 and 2020, respectively.
The Company classified $268 million and $310 million as real estate occupied by the Company as of December 31, 2021 and 2020, respectively.
The Company classified $147 million (less $122 million of encumbrances) and $160 million (less $122 million of encumbrances) as real estate held for the production of income as of December 31, 2021 and 2020, respectively.
The Company did not classify any real estate as held for sale as of both December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

5F.     Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2021		December 31, 2020
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$393	4.2%	$406	5.1%
Joint venture and limited partnerships interests in common stock	7,431	80.2	5,949	74.2
Joint venture and limited partnerships interests in fixed income	507	5.5	511	6.4
Joint venture and limited partnerships interests - other	627	6.8	674	8.4
Subtotal - Other Invested Assets	$8,958	96.7%	$7,540	94.1%
Receivables for Securities	224	2.4	244	3.0
Cash collateral for variation margin	88	0.9	232	2.9
Total Other Invested Assets	$9,270	100.0%	$8,016	100.0%

5G.     Other Investment Disclosures
Troubled Debt Restructuring
The following table sets forth the restructured mortgage loans as of the dates indicated:

	December 31, 2021	December 31, 2020
(in millions)
Total recorded investment in restructuring loans	$—	$2
Total related realized capital losses	—	—
Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in trouble debt restructurings	—	—

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

The Company did not have reverse mortgages as of December 31, 2021 and 2020.

Low-Income Housing Tax Credits
The Company had $34 million, $49 million and $46 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had $204 million and $188 million of LIHTC property investments as of December 31, 2021 and 2020, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 4 investments, 6-10 years – 2 investments, over 10 years – 2 investments as of December 31, 2021 and 0-5 years - 2 investments, 6-10 years - 4 investments, over 10 years - 2 investments as of December 31, 2020. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impairments on LIHTC property investments for the years ended December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2021
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	3,536	—	2,710	—	6,246	—	6,246	1.9%	1.9%
Subject to repurchase agreements	5,640	—	—	—	5,640	—	5,640	1.7%	1.7%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	476	—	—	—	476	—	476	0.1%	0.1%
FHLB capital stock	81	—	—	—	81	—	81	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,154	—	—	—	1,154	—	1,154	0.4%	0.4%
Pledged as collateral not captured in other categories	18,943	—	211	—	19,154	—	19,154	5.8%	5.9%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$29,835	$—	$2,921	$—	$32,756	$—	$32,756	9.9%	10.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2021
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$403	$—	$211	$—	$614	$—	$614	0.2%	0.2%
Funded Reinsurance Pledged Collateral	2,027	—	—	—	2,027	—	2,027	0.6%	0.6%
Reinsurance Trust Assets	16,513	—	—	—	16,513	—	16,513	5.0%	5.1%
Total	$18,943	$—	$211	$—	$19,154	$—	$19,154	5.8%	5.9%

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2021
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,792	$2,792	1.7%	1.7%
Bonds	19,525	20,846	11.7%	12.0%
Mortgage loans	4,539	4,720	2.7%	2.8%
Preferred stocks	2	2	0.0%	0.0%
Common stocks	92	92	0.1%	0.1%
Other invested assets	13	14	0.0%	0.0%
Other	2,030	4,553	1.2%	1.2%
Total General Account	$28,993	$33,019	17.4%	17.8%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,562	$2,562	1.6%	1.6%
Bonds	88	206	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	129	0.0%	0.0%
Total Separate Account	$2,650	$2,897	1.7%	1.7%

	December 31, 2021
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,799	7.5%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,779	1.7%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2020
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,556	—	3,255	—	5,811	—	5,811	1.8%	1.9%
Subject to repurchase agreements	5,726	—	—	—	5,726	—	5,726	1.8%	1.8%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	510	—	—	—	510	—	510	0.2%	0.2%
FHLB capital stock	147	—	—	—	147	—	147	0.1%	0.1%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,814	—	—	—	2,814	—	2,814	0.9%	0.9%
Pledged as collateral not captured in other categories	18,203	—	593	—	18,796	—	18,796	6.0%	6.0%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$29,961	$—	$3,848	$—	$33,809	$—	$33,809	10.8%	10.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2020
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$440	$—	$592	$—	$1,032	$—	$1,032	0.3%	0.3%
Reinsurance Trust Assets	17,763	—	—	—	17,763	—	17,763	5.7%	5.7%
Total	$18,203	$—	$592	$—	$18,795	$—	$18,795	6.0%	6.0%
The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2020
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$3,180	$1,492	2.0%	2.1%
Bonds	21,802	23,765	13.8%	14.1%
Mortgage loans	4,271	4,475	2.7%	2.8%
Preferred stocks	2	3	0.0%	0.0%
Other invested assets	13	15	0.0%	0.0%
Other	661	2,780	0.4%	0.4%
Total General Account	$29,929	$32,530	18.9%	19.4%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$3,076	$3,076	2.0%	2.0%
Bonds	192	192	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	157	0.0%	0.0%
Total Separate Account	$3,268	$3,425	2.1%	2.1%

	December 31, 2020
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,708	7.5%
Recognized Obligation to Return Collateral Asset (Separate Account)	$3,392	2.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $63 million, $40 million and $35 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2021, 2020 and 2019.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is non-admitted and excluded from “Net investment income.” There was no non-admitted due and accrued rental income on real estate for the years ended December 31, 2021, 2020 and 2019.

Other invested assets had no non-admitted due and accrued income for the years ended December 31, 2021, 2020 and 2019.

The following table sets forth “Net investment income” for the years ended December 31:

	2021	2020	2019
	(in millions)

Bonds	$3,589	$3,681	$3,760
Stocks	203	198	442
Mortgage loans	858	865	897
Contract loans	140	140	147
Cash, cash equivalents, and short-term investments	15	58	115
Other investments	1,000	579	724
Total gross investment income	5,805	5,521	6,085
Less investment expenses	(670)	(703)	(889)
Net investment income before amortization of IMR	5,135	4,818	5,196
Amortization of IMR	128	108	41
Net investment income	$5,263	$4,926	$5,237
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2021	2020	2019
	(in millions)

Bonds	$199	$147	$(44)
Stocks	14	(77)	10
Mortgage loans	111	(8)	(21)
Derivative instruments	(357)	526	755
Other invested assets	(8)	25	(16)
Gross realized capital gains (losses)	(41)	613	684
Capital gains tax	(28)	(59)	(175)
IMR transfers, net of tax	71	(759)	(648)
Net realized capital (losses)	$2	$(205)	$(139)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2021
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$72	$72	$130	$—
Total	$72	$72	$130	$—

	December 31, 2020
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$100	$100	$162	$—
Total	$100	$100	$162	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2021 and 2020, these commitments were $5,234 million and $6,466 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $1,935 million and $1,485 million at December 31, 2021 and 2020, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2021 and 2020, financial guarantees issued by the Company were $81,984 million and $86,273 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2021 and 2020, such contracts in force carried a total guaranteed value of $81,984 million and $86,264 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $83,609 million and $90,612 million at December 31, 2021 and 2020, respectively.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2021			December 31, 2020
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	20	$140	$143	23	$115	$106
LB&SS	15	35	36	16	43	43
Preferred stock	2	7	15	1	2	2
Total	37	$182	$194	40	$160	$151

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended:

	December 31, 2021		December 31, 2020		December 31, 2019
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	201	148	152	—	150	—
Aggregate Amount of investment income	$92	$58	$77	$—	$95	$—

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2022, the date these audited financial statements were issued.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 7, 2022, the date these audited financial statements were issued.
On April 1, 2022, the Company completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company (“Great-West”). Please see Note 17 for additional information regarding the sale and the Novation of Annuity Contracts that transpired in the first quarter of 2022.
In March 2022, the Company received an ordinary cash dividend of $150 million from its subsidiary, PRIAC.
During the first quarter of 2022, the Company has reinsured a closed block of Variable Universal Life (“VUL”) business to Lotus Reinsurance Company Ltd. (“Lotus Re”), a Class E Bermuda insurance company. Also, during the first quarter of 2022, the Company has repositioned Lotus Re from being a wholly owned subsidiary of the Company to being a wholly owned subsidiary of Prudential International Insurance Holdings (“PIIH”). The Company ceded approximately $14 billion in aggregate reserves to Lotus Re.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

7.     REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2021	2020	2019
	(in millions)
Premiums:
Direct	$26,693	$19,740	$25,525
Assumed	13,176	11,986	10,459
Ceded	6,640	6,564	6,238

The Company has reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The total amount of reinsurance credits taken as a reduction of liability for these agreements in this statement is $0 million, $0 million and $153 million for the years ending December 31, 2021, 2020 and 2019, respectively.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits for individual life and group insurance were $0 million and $0 million as of December 31, 2021, respectively, $0 million and $0 million as of December 31, 2020, respectively, and $3 million and $90 million as of December 31, 2019, respectively.

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2021, 2020 and 2019 as a result of uncollectible or commutated reinsurance with the respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2021	2020	2019	2021	2020	2019
	(in thousands)
Claims incurred	$—	$—	$—	$—	$—	$—
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	—	—	—	5,350
Other	—	—	—	—	—	—
Company:
Employers Reinsurance Corporation	—	—	—	—	—	1,000
Exchange Indemnity Corporation	—	—	—	—	—	50
MHL Reinsurance LTD	—	—	—	—	—	4,300

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectable reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed from affiliated insurers	$33,703	$30,177	$25,878	$7,532	$7,399	$7,212
Assumed from unaffiliated insurers	20,176	18,506	17,305	5,643	4,587	3,247
Total reinsurance assumed	$53,879	$48,683	$43,183	$13,175	$11,986	$10,459

Ceded to affiliated insurers	$61,489	$62,196	$62,579	$2,201	$2,410	$2,664
Ceded to unaffiliated insurers	3,047	3,018	3,001	4,439	4,154	3,574
Total reinsurance ceded	$64,536	$65,214	$65,580	$6,640	$6,564	$6,238

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
DART	$224	$213	$201	$110	$90	$148
GUL Re	116	108	100	81	76	68
Term Re	476	454	437	305	270	236
PURC	177	161	148	104	92	83
PARU	1,023	973	938	528	478	442
PAR Term	406	417	422	286	314	301
Pramerica	—	—	—	—	—	(1)
PARCC	715	715	713	601	594	605
PLAZ	281	274	268	246	238	224
PLNJ	51	50	48	46	43	41
Affiliated total	3,469	3,365	3,275	2,307	2,195	2,147
Unaffiliated	16,435	16,044	15,453	936	956	1,029
Unaffiliated total	16,435	16,044	15,453	936	956	1,029
Total	$19,904	$19,409	$18,728	$3,243	$3,151	$3,176

Ceded:
PLAZ	12,352	11,860	11,187	380	371	417
Affiliated total	12,352	11,860	11,187	380	371	417
Unaffiliated	2,798	2,791	2,793	1,567	1,537	1,467
Unaffiliated total	2,798	2,791	2,793	1,567	1,537	1,467
Total	$15,150	$14,651	$13,980	$1,947	$1,908	$1,884

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from Pruco Life Insurance Company of Arizona (“PLAZ”) and Pruco Life Insurance Company of New Jersey (“PLNJ”).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

Pramerica

Effective June 24, 2008, the Company entered into a reinsurance agreement with Pramerica to reinsure up to 100% of the policy risk associated with Private Placement Variable Universal Life policies. In addition, the Company has agreed to reinsure excess loss through a YRT contract.

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance “ILI” and Hartford Life Insurance Company (“HLIC”) entities) that is classified as GUL.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Ceded:
PLIC	$49,137	$50,336	$51,392	$1,782	$1,973	$2,196
Affiliated total	$49,137	$50,336	$51,392	$1,782	$1,973	$2,196

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
PLNJ	$447	$594	$508	$91	$432	$893
PALAC	102	151	170	5	5	3
Affiliated total	549	745	678	96	437	896
Unaffiliated	1,410	1,563	1,679	12	10	6
Unaffiliated total	1,410	1,563	1,679	12	10	6
Total	$1,959	$2,308	$2,357	$108	$447	$902

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

PALAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with Prudential Annuities Life Assurance Company (“PALAC”) for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Allstate Financial (“Allstate”) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Allstate included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
PLAZ	$3	$2	$3	$—	$—	$—
Affiliated total	3	2	3	—	—	—
Unaffiliated	2,323	891	166	4,693	3,619	2,211
Unaffiliated total	2,323	891	166	4,693	3,619	2,211
Total	$2,326	$893	$169	$4,693	$3,619	$2,211

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2021, the Company has reserves of $2,003 million to cover the asset and longevity risk associated with the pension benefits.

On July 21, 2021, PFI entered into an agreement with Great-West pursuant to which PFI has agreed to sell to Great-West its Full Service Retirement business written by the Company and its Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/ or novation of certain in-scope contracts and brokerage accounts. The transaction has closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company expects to record a gain on the transaction to be reflected in the second quarter 2022 financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed (1):
Prudential Life Insurance Co., Ltd. (Japan)	$21,727	$19,006	$16,442	$3,716	$3,323	$2,765
Prudential Gibraltar Financial Life Insurance Co., Ltd.	7,955	7,059	5,480	1,413	1,443	1,402
Affiliated total	$29,682	$26,065	$21,922	$5,129	$4,766	$4,167

Ceded (1):
Prudential Seguros, S.A.	$—	$—	$—	$—	$1	$1
Prudential Seguros Mexico, S.A. de C.V.	—	—	—	29	46	30
Affiliated total	—	—	—	29	47	31
Unaffiliated	—	—	—	4	4	3
Unaffiliated total	—	—	—	4	4	3
Total	$—	$—	$—	$33	$51	$34

(1) Effective 2020, the reinsurance amounts with Prudential Life Insurance Co. of Korea, Ltd. and Prudential Life Insurance Company of Taiwan Inc. were excluded from the International Business and included in the divested and run-off businesses in Other Business. Prior period amounts have been updated to conform to current period presentation.

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd (“PGFL”). For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $11.7 billion and $10.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2021 and December 31, 2020, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
Unaffiliated	$7	$7	$7	$1	$1	$1
Unaffiliated total	$7	$7	$7	$1	$1	$1

Ceded:
Unaffiliated	$238	$213	$192	$2,867	$2,612	$2,103
Unaffiliated total	$238	$213	$192	$2,867	$2,612	$2,103

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed (1):
Prudential Life Insurance Co. of Korea, Ltd.	$—	$—	$—	$—	$1	$2
Affiliated total	—	—	—	—	1	2
Unaffiliated	1	1	—	1	1	—
Unaffiliated total	1	1	—	1	1	—
Total	$1	$1	$—	$1	$2	$2

Ceded (1):
Prudential Life Insurance Company of Taiwan Inc.	$—	$—	$—	$10	$19	$20
Affiliated total	—	—	—	10	19	20
Unaffiliated	11	14	16	1	1	1
Unaffiliated total	11	14	16	1	1	1
Total	$11	$14	$16	$11	$20	$21

(1) Effective 2020, the reinsurance amounts with Prudential Life Insurance Co. of Korea, Ltd. and Prudential Life Insurance Company of Taiwan Inc. were excluded from the International Business and included in the divested and run-off businesses in Other Business. Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

8.     DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 39 years and 38 years, as of December 31, 2021 and 2020, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate forwards, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components are recognized in “Change in net unrealized capital gains” over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, forwards, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-USD denominated businesses, international operations, and investments. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company, from time to time, uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $0 million as of both December 31, 2021 and 2020, respectively. These credit derivatives are reported at fair value as an asset of $0 million, as of both December 31, 2021 and 2020, respectively. As of both December 31, 2021 and December 31, 2020, the Company had no outstanding contracts where it has written credit protection on any single name reference. The Company has also written credit protection on certain index references with notional amounts of $1,935 million and $1,485 million, reported at fair value as an asset of $59 million and $24 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $1,500 million in NAIC 3, and $385 million in NAIC 6. As of December 31, 2020, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1 and $1,435 million in NAIC 3. NAIC designations are based on the lowest rated single name reference included in the index.
The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 26 years. These credit derivatives are accounted for as RSATs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2021 and 2020, the Company had $0 million and $69 million of outstanding notional amounts, reported at fair value as $0 million and $7 million of liability, respectively.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $1,941 million and $978 million as of December 31, 2021 and 2020, respectively.
The net fair value of securities pledged as collateral by the Company was $175 million as of December 31, 2021 and the net fair value of securities pledged as collateral to the Company was $621 million as of December 31, 2020.
The table below depicts the derivatives owned by the Company as of December 31, 2021 and 2020:

	Derivatives Financial Instruments
	December 31, 2021			December 31, 2020
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$2,356	$99	$99	$2,342	$142	$142
Liabilities	$229	$21	$21	$216	$30	$30
Swaps:
Assets	37,670	3,549	4,115	26,095	4,682	5,388
Liabilities	26,110	1,674	1,641	31,155	3,077	3,100
Forwards:
Assets	3,193	56	87	1,201	45	61
Liabilities	2,997	35	105	2,767	50	159
Futures:
Assets	4,663	5	58	3,465	27	20
Liabilities	1,259	—	3	87	—	—
Totals:
Assets	$47,882	$3,709	$4,359	$33,103	$4,896	$5,611
Liabilities	$30,595	$1,730	$1,770	$34,225	$3,157	$3,289

Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2021:

Fiscal Year	Premium Payments Due
2022	$30
2023	—
2024	25
2025	—
Thereafter	—
Total Future Settled Premiums	$55

	December 31, 2021	December 31, 2020
	(in millions)
Undiscounted Future Premium Commitments	$55	$55
Derivative Fair Value With Premium Commitments	1	38
Derivative Fair Value Excluding Impact of Future Settled Premiums	56	93

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

9.     INCOME TAXES

The application of SSAP No. 101, “Income Taxes,” requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2021 and 2020.
9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$4,471	$145	$4,616	$4,393	$95	$4,488	$78	$50	$128
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	4,471	145	4,616	4,393	95	4,488	78	50	128
DTA Nonadmitted	342	—	342	608	—	608	(266)	—	(266)
Subtotal (Net Admitted Adjusted Gross DTA)	4,129	145	4,274	3,785	95	3,880	344	50	394
DTL	2,015	310	2,325	2,068	261	2,329	(53)	49	(4)
Net Admitted DTA	$2,114	$(165)	$1,949	$1,717	$(166)	$1,551	$397	$1	$398

	December 31, 2021	December 31, 2020
	(in millions)
Change in Net DTA	$132	$(426)
Less: Change in Net DTL on unrealized (gains)/losses	(165)	(91)
Less: Shared based payment adjustment	—	—
Less: Other balance sheet reclass	—	(5)
Change in net deferred income tax	$297	$(330)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The components of the admission calculation are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$41	$41	$—	$34	$34	$—	$7	$7
Admitted pursuant to 11.b. (Realization)	1,909	—	1,909	1,517	—	1,517	392	—	392
Realization per 11.b.i	1,909	—	1,909	1,768	—	1,768	141	—	141
Limitation per 11.b.ii			2,562			1,517			1,045
Admitted pursuant to 11.c	2,220	104	2,324	2,268	61	2,329	(48)	43	(5)
Total Admitted pursuant to SSAP No. 101	$4,129	$145	$4,274	$3,785	$95	$3,880	$344	$50	$394

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2021	December 31, 2020
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	839.94%	714.54%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$22,463	$14,946

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$4,471	$145	$4,393	$95	$78	$50
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	4,129	145	3,785	95	344	50
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character (1)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

(1) Presentation of prior year capital tax character percentage has been revised from the 2021 annual statement.

The Company’s tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no DTLs that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(in millions)
Federal	$588	$27	$265	$561	$(238)
Foreign	3	3	5	—	(2)
Subtotal	591	30	270	561	(240)
Federal income tax on net realized capital gains (losses)	28	59	175	(31)	(116)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$619	$89	$445	$530	$(356)

DTAs Resulting from Book/Tax Differences:

	2021	2020	Change
	(in millions)
Ordinary:
Insurance Reserves	$2,130	$2,096	$34
Policyholder Dividends	208	223	(15)
Deferred Acquisition Costs	503	476	27
Employee Benefits	720	743	(23)
Invested Assets	710	647	63
Nonadmitted Assets	119	161	(42)
Other Deferred Tax Assets	82	47	35
Subtotal	4,472	4,393	79
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	342	608	(266)
Total admitted ordinary DTA	4,130	3,785	345
Capital:
Invested Assets – Bonds, Stocks, & Other	144	37	107
Unrealized Capital (Gains)/Losses	—	58	(58)
Subtotal	144	95	49
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Total admitted capital DTA	144	95	49
Total admitted DTA (Ordinary and Capital)	$4,274	$3,880	$394

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

DTLs Resulting from Book/Tax Differences:

	2021	2020	Change
	(in millions)
Ordinary:
Insurance Reserves	$870	$959	$(89)
Invested Assets - Derivatives & Other	752	766	(14)
Prepayments	—	51	(51)
Unrealized Capital (Gains)/Losses	332	241	91
Other	61	51	10
Subtotal	2,015	2,068	(53)
Capital:
Invested Assets - Bonds, Stocks, & Other	310	261	49
Subtotal	310	261	49
Total DTLs	$2,325	$2,329	$(4)

Net DTAs/DTLs	$1,949	$1,551	$398

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(in millions)
Expected federal income tax expense	$318	$548	$194	$(230)	$354
Non taxable investment income (1)	(84)	(62)	(110)	(22)	48
STAT Reserve Basis Change	—	(1)	39	1	(40)
Tax Credits	(36)	(47)	(42)	11	(5)
Items in Equity	106	(35)	(35)	141	—
Prior Year True-up	17	—	—	17	—
Change in Law	4	(4)	—	8	(4)
Prior Year Audit Settlement	(5)	2	(11)	(7)	13
Other amounts (1)	2	18	12	(16)	6
Total incurred income tax expense	$322	$419	$47	$(97)	$372

(1) Prior period amounts have been updated to conform to current period presentation.

Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries and the U.S. Dividends Received Deduction (“DRD”). The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $21 million of the total $84 million of 2021 non-taxable investment income and $18 million of the total $63 million of 2020 non-taxable investment income. The DRD for the current period was estimated using information from 2020, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $63 million of tax benefit is driven by $40 million related to common stock earnings of subsidiaries and $16 million of tax-exempt interest, which are non-taxable for PICA standalone purposes, and other adjustments such as interest maintenance reserve and others which are not material. For 2020, the remaining $45 million of tax benefit was driven by $39 million related to common stock earnings of subsidiaries.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Low-Income Housing and Other Tax Credits - These amounts include incentives within the U.S. tax code for the development of affordable housing aiming at low-income Americans. The Company routinely makes such investments that generate a tax credit which reduces the Company’s effective tax rate.
Changes in Tax Law - The CARES Act - On March 27, 2020, the CARES Act was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOL”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. For 2020, the Company has recorded an income tax benefit of $4 million from carrying the 2018 NOL back to tax years that have a 35% tax rate. With the filing of the 2020 tax return during 2021, the Company has recorded an income tax expense of $4 million to true-up the income tax benefit from carrying back the 2018 NOL.

9E.     Additional Tax Disclosures
At December 31, 2021, the Company had no net operating loss and no tax credit carry forwards.

The Company did not have AMT credit carryforward as of December 31, 2020 and 2021.

The following is income tax incurred for 2019, 2020 and 2021 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2019	$—	$120	$120
2020	—	51	51
2021	—	171	171
Total	$—	$342	$342

The aggregate amount of deposits admitted under IRC § 6603 is $0 million.

Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over eight years. The Company expects to pay $4 million during the next four years to satisfy the RTT liability.

9F.     The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company’s unrecognized tax benefits were $8 million, $17 million and $18 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2021, 2020 and 2019 the Company recognized $1 million, $1 million and $1 million, respectively, in the Statutory Statements of Operations and Changes in Capital and Surplus for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2021 are 2014 through 2021.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

9G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Distributors, Inc.
Braeloch Holdings, Inc.	Prudential Annuities Holding Co, Inc
Braeloch Successor Corporation	Prudential Annuities Information Services & Technology Corporation
Capital Agricultural Property Services, Inc.	Prudential Annuities Life Assurance Corporation
Colico II, Inc.	Prudential Annuities, Inc.
Colico, Inc.	Prudential Arizona Reinsurance Captive Co.
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Term Company
Gibraltar International Insurance Services Company Inc.	Prudential Arizona Reinsurance Universal Co.
Gibraltar Universal Life Reinsurance Company	Prudential Bank & Trust, FSB
Global Portfolio Strategies, Inc.	Prudential Financial, Inc. (Parent)
Graham Resources, Inc.	Prudential IBH Holdco, Inc.
Graham Royalty, Ltd.	Prudential International Insurance Holding, Ltd.
Lotus Reinsurance Company Ltd.	Prudential Legacy Insurance Company of New Jersey
Orchard Street Acres Inc	Prudential Retirement Insurance and Annuity Company
PGIM Foreign Investment, Inc.	Prudential Securities Secured Financing Corporation
PGIM International Financing Inc	Prudential Securities Structured Assets, Inc.
PGIM Private Placement Investors, Inc.	Prudential Structured Settlement Company
PGIM Real Estate Finance Holding Company	Prudential Term Reinsurance Company
PGIM Real Estate Loan Services, Inc.	Prudential Trust Company
PGIM REF Intermediary Services Inc	Prudential Universal Reinsurance Company
PGIM Strategic Investments, Inc.	SMP Holdings, Inc.
PGIM Warehouse, Inc.	SVIIT Holdings, Inc.
PGIM, Inc.	TBG Insurance Services Corporation
PGLH of Delaware, Inc.	The Prudential Assigned Settlement Services, Inc.
PREI Acquisition I, Inc.	The Prudential Home Mortgage Company, Inc.
PREI Acquisition II, Inc.	The Prudential Real Estate Financial Services of America, Inc.
PREI International, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Pruco Life Insurance Company (Arizona)	Vantage Casualty Insurance Company
Pruco Life Insurance Company of NJ

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.     The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2021 and 2020.
10B.     The Company reported a receivable from parents, subsidiaries and affiliates of $354 million and $320 million at December 31, 2021 and 2020, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $155 million and $185 million at December 31, 2021 and 2020, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.     The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

The Company pays commissions and certain other fees to its affiliate, Prudential Annuities Distributors, Inc. (“PAD”), in consideration for PAD's marketing and underwriting of the Company's products. Commission expenses for December 31, 2021 and December 31, 2020 were $5 million and $4 million, respectively.

The Company has a revenue sharing agreement with PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Prudential Series Fund. Income received from PGIM Investments related to this agreement was $16 million and $6 million for December 31, 2021 and December 31, 2020, respectively.

The Company has a service agreement with PGIM, Inc. whereby PGIM performs investment advisory services. Investment advisory fees paid to PGIM, Inc. from the Company under affiliated agreements were $302 million and $298 million for December 31, 2021 and December 31, 2020, respectively.

10D.     Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2021:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$587	S2	10/7/2021	$587	N	I
Colico, Inc.	100%	2,297	S2	10/7/2021	2,297	N	I
Orchard Street Acres Inc.	100%	1,283	S2	10/7/2021	1,283	N	I
Prudential Realty Securities, Inc. (Common)	100%	529	S2	8/10/2021	529	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	8/9/2021	—	N	I
PGIM Loan Originator	73%	165	S1	12/15/2021	165	N	I
Total SSAP No. 97 8b(iii) Entities		$4,861			$4,861

SSAP No. 97 8b(iv) Entities:
Lotus Reinsurance Company Ltd.	100%	$124	S1	In Process	$—	N/A	N/A
Total SSAP No. 97 8b(iv) Entities		$124			$—
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

The Company did not have an investment in an insurance SCA with a permitted practice as of December 31, 2021. Please refer to Note 1 for a description of all permitted and prescribed practices.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2021
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
Defined Contribution - LT	06/28/2016	Cash	116	—	3.09%	3.09%	None	3
Pru Funding LLC - ST	02/26/2021	Cash	200	—	0.22%	0.22%	None	—
Pru Funding LLC - ST	03/04/2021	Cash	100	—	0.22%	0.22%	None	—
Pru Funding LLC - ST	06/03/2021	Cash	250	—	0.16%	0.16%	None	—

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2021.

December 31, 2020
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	—	—	11.31%	11.31%	None	—
Defined Contribution - LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2020.

Scheduled principal repayments on debt as of December 31, 2021 are as follows: $0 in 2022, $64 million in 2023, $0 in 2024, $0 in 2025, $0 in 2026 and $0 in 2027 and beyond.

There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank Funding Agreements
    The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $81 million and $147 million as of December 31, 2021 and 2020, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2020, the 5% limitation equates to a maximum amount of pledged assets of $7.7 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $6.9 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. As of December 31, 2021, $1.0 billion of funding agreements remain outstanding under this facility with an original maturity of seven years and a rate of 1.925%.

The Company had pledged assets with a fair value of $1.2 billion and $3.0 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements as of December 31, 2021 and 2020, respectively. Outstanding funding agreements, totaling $1.0 billion and $2.5 billion are included in “Deposit-type contracts” as of December 31, 2021 and 2020, respectively. The fair value of qualifying assets that were available to the Company but not pledged amounted to $3.7 billion and $3.2 billion as of December 31, 2021 and 2020, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2021	December 31, 2020
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	33	34
Activity Stock	47	113
Excess Stock	—	—
Aggregate Total	$80	$147
Actual or estimated Borrowing Capacity as Determined by the Insurer	$6,859	$6,559

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2021
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	33	—	33	—	—	—

December 31, 2020
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	34	—	34	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

     Collateral Pledged to FHLBNY
Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2021	$1,209	$1,154	$1,047
Total Collateral Pledged as of 12/31/2020	3,050	2,814	2,517

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2021	$2,179	$2,046	$1,782
Total Collateral Pledged as of 12/31/2020	3,050	2,814	2,517

Borrowing from FHLBNY
Amount as of the dates indicated:

	December 31, 2021		December 31, 2020
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements	1,047	1,050	2,517	2,522
Other	—		—
Aggregate Total	$1,047	$1,050	$2,517	$2,522

Maximum Amount during period ended December 31, 2021:

Total
(in millions)
Debt	$—
Funding Agreements	1,782
Other	—
Aggregate Total	$1,782

FHLBNY - Prepayment Obligations as of December 31, 2021:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.     The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. For some employees, benefits are based on final average earnings and length of service (the “traditional formula”), while benefits for other employees are based on an account balance that takes into consideration age, length of service and earnings during their career (the “cash balance formula”). At December 31, 2021, approximately 89% of the Company’s Pension Benefits relate to its domestic qualified pension plan, which initially determined benefits based on the traditional formula. Effective January 1, 2001, active domestic employees covered under this plan were given the option to convert from the traditional formula to the cash balance formula, and all new domestic employees began accruing benefits under the cash balance formula. As of December 31, 2021, approximately 67% and 33% of the benefit obligation under this plan relates to participants under the traditional formula and cash balance formula, respectively. At December 31, 2021, the vast majority of active employees under this plan are accruing benefits under the cash balance formula.
The Company provides certain health care and life insurance benefits for its retired employees, their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees are eligible to receive Other Postretirement Benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

On November 30, 2021, the Company announced that it will modify the Retiree Medical Savings Account (“RMSA”) program, one of the components of Other Postretirement Benefits. The RMSA program will no longer be offered to new employees effective January 1, 2022, while active employees will no longer receive service credits and retirees will no longer receive interest credits at some point after June 30, 2022. In addition, the Company added a 20-year time limit for retirees to utilize the RMSA (previously there was no time limit).

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(in millions)
Benefit obligation at the beginning of year	$(11,991)	$(11,186)	$(1,405)	$(1,333)
Service cost	(209)	(193)	(44)	(40)
Interest cost	(303)	(364)	(36)	(43)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	302	(926)	(2)	(87)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	668	678	109	105
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(1)	(7)
Benefit obligation at end of year	$(11,533)	$(11,991)	$(1,379)	$(1,405)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Postretirement Benefits:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,989)	$(1,950)
Service cost	—	—	(23)	(21)
Interest cost	—	—	(47)	(62)
Contributions by plan participants	—	—	(23)	(22)
Actuarial gain (loss)	—	—	60	(97)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	172	170
Plan amendments	—	—	121	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(5)	(7)
Benefit obligation at end of year	$—	$—	$(1,734)	$(1,989)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(65)	$(60)
Service cost	—	—	(43)	(56)
Interest cost	—	—	(1)	(1)
Contributions by plan participants	—	—	(13)	(12)
Actuarial gain (loss)	—	—	(1)	4
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	67	60
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(56)	$(65)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2021	2020	2021	2020	2021	2020
	(in millions)
Fair value of plan assets at the beginning of year	$14,288	$13,277	$1,544	$1,515	$49	$58
Actual return on plan assets	1,053	1,689	170	167	—	4
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	109	105	7	10	51	45
Plan participants’ contributions	—	—	23	22	13	20
Benefits paid	(778)	(783)	(172)	(170)	(90)	(78)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$14,672	$14,288	$1,572	$1,544	$23	$49

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(in millions)
Components
Prepaid benefit costs	$5,707	$5,663	$—	$—
Overfunded plan assets	(2,568)	(3,366)	—	—
Accrued benefit cost	(1,219)	(1,188)	55	57
Liability for benefits	(160)	(218)	(218)	(503)

Assets and liabilities recognized
Assets (nonadmitted)	3,139	2,297	—	—
Liabilities recognized (1)	(1,379)	(1,405)	(163)	(446)
Unrecognized liabilities	—	—	—	—

(1) Revised to correct amounts reported in the 2021 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2021	2020	2019	2021	2020	2019	2021	2020	2019
	(in millions)

Service cost	$253	$233	$203	$24	$21	$20	$43	$56	$39
Interest cost	339	407	466	46	62	77	1	1	2
Expected return on plan assets	(804)	(775)	(776)	(100)	(98)	(93)	—	(3)	(3)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	301	341	330	19	20	29	1	(5)	(2)
Prior service cost or credit	6	6	6	16	11	8	—	—	—
Gain or loss recognized due to a settlement or curtailment	1	7	78	—	—	1	—	—	—
Total net periodic benefit cost	$96	$219	$307	$5	$16	$42	$45	$49	$36

(5)     Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$4,091	$4,338	$482	$486
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	—	—	—
Net prior service cost or credit recognized	(6)	(6)	(16)	(11)
Net gain and loss arising during period	(548)	100	(251)	27
Net gain and loss recognized	(302)	(341)	(19)	(20)
Items not yet recognized as a component of net periodic benefit cost - current year	$3,235	$4,091	$196	$482

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(6)     Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	73	78	(53)	84
Net recognized gains and losses	3,162	4,012	250	399

(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2021	2020	2019
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2021, 2020 and 2019:
Discount rate	2.55%	3.30%	4.30%
Expected long-term rate of return on plan assets	5.75%	6.00%	6.50%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate (1)	4.25%	4.30%	4.30%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2021, 2020 and 2019:
Discount rate	2.85%	2.55%	3.30%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate (1)	4.25%	4.25%	4.30%

(1) 2019 interest crediting rates have been updated to correct previously reported rates.

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2021, 2020 and 2019 are discount rates of 2.40%, 3.25% and 4.30%, respectively, and expected long-term rate of return on plan assets of 6.75%, 6.75% and 7.0%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2021, 2020 and 2019 are discount rates of 2.75%, 2.40% and 3.25%, respectively.

(8)     The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2021 and 2020, was $12,111 million and $12,621 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2021	2020	2019
Health care cost trend rates	6.25%	6.25%	6.25%
Ultimate health care cost trend rate after gradual decrease until 2028	4.50%	4.50%	4.50%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

10)     The expected future benefit payments for the Company’s domestic pension and postretirement plans and other postretirement benefit receipts for the years indicated are as follows:

Years	Amount (1)

(in millions)
2022	$856
2023	882
2024	885
2025	910
2026	928
2027-2031	4,649

(1) Revised to correct amounts reported in the 2021 annual statement.

(11)     The Company anticipates that it will make cash contributions in 2022 of $90 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2021 and 2020.
(13)    The Company does not use an alternative method to amortize prior service amounts or net gains and losses.
(14)    The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.
(15)     For 2021, 2020 and 2019 certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination or their participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2021, 2020 and 2019 was $1 million, $7 million and $27 million, respectively.
(16)    There were no pension plan amendments in 2021 and 2020.
There were postretirement plan amendments of $121 million and $0 million in 2021 and 2020, respectively.
(17)     Refer to Funded Status disclosure in Note 12A(3).
12B.     The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2021 are as follows:

	Pension Investment		Postretirement Investment
	Policy Guidelines		Policy Guidelines
	2021		2021
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	2%	6%	34%	75%
International Stocks	2%	8%	2%	25%
Bonds	49%	64%	9%	43%
Short-Term Investments	0%	13%	0%	27%
Real Estate	2%	17%	0%	0%
Other	5%	33%	0%	0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2021 and 2020 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	1,081	—	1,081
U.S. government securities (state & other)	—	518	—	518
Non U.S. government securities	—	21	—	21
Corporate Debt:
Corporate bonds	—	3,586	—	3,586
Asset-backed	—	23	—	23
Collateralized mortgage obligations	—	570	—	570
Collateralized loan obligation	—	502	—	502
Interest rate swaps (1)	—	(1)	—	(1)
Registered investment companies	85	—	—	85
Other (2)	11	4	42	57
Subtotal-Bonds	96	6,304	42	6,442
Real Estate:
Partnerships	—	—	998	998
Other:
Partnerships	—	—	1,800	1,800
Hedge funds	—	—	1,304	1,304
Subtotal-Other	—	—	3,104	3,104
Net assets in the fair value hierarchy	$96	$6,304	$4,144	$10,544

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,521
Common/collective trusts				1,607
Net assets at fair value				$14,672

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Fair Value Measurements of Pension Plan Assets as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	985	—	985
U.S. government securities (state & other)	—	588	—	588
Non U.S. government securities	—	23	—	23
Corporate Debt:
Corporate bonds	—	4,059	—	4,059
Asset-backed	—	25	—	25
Collateralized mortgage obligations	—	614	—	614
Collateralized loan obligation	—	441	—	441
Interest rate swaps (1)	—	—	—	—
Registered investment companies	97	—	—	97
Other (2)	33	1	35	69
Subtotal-Bonds	130	6,736	35	6,901
Real Estate:
Partnerships	—	—	838	838
Other:
Partnerships	—	—	1,235	1,235
Hedge funds	—	—	1,326	1,326
Subtotal-Other	—	—	2,561	2,561
Net assets in the fair value hierarchy	$130	$6,736	$3,434	$10,300

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,654
Common/collective trusts				1,334
Net assets at fair value				$14,288

1.Interest rate swaps notional amount is $433 million and $13 million for the years ended December 31, 2021 and 2020, respectively.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The Pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Other U.S. government securities	$—	$—	$—	$—
U.S. government securities (state & other)	—	—	—	—
Non U.S. government securities	—	—	—	—
Corporate Debt:
Corporate bonds	—	—	—	—
Asset-backed	—	—	—	—
Collateralized mortgage obligations	—	—	—	—
Collateralized loan obligation	—	—	—	—
Interest rate swaps	—	—	—	—
Registered investment companies	—	—	—	—
Other (1)	—	—	—	—
Subtotal-Bonds	—	—	—	—
Short Term Investments:
Registered investment companies	114	—	—	114
Net assets in the fair value hierarchy	$114	$—	$—	$114

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				294
Net assets at fair value				408
Variable life insurance policies at contract value				1,163
Total net assets				$1,571

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Other U.S. government securities	$—	$9	$—	$9
U.S. government securities (state & other)	—	—	—	—
Non U.S. government securities	—	1	—	1
Corporate Debt:
Corporate bonds	—	7	—	7
Asset-backed	—	1	—	1
Collateralized mortgage obligations	—	4	—	4
Collateralized loan obligation	—	4	—	4
Interest rate swaps	—	—	—	—
Registered investment companies	19	—	—	19
Other (1)	—	—	—	—
Subtotal-Bonds	19	26	—	45
Short Term Investments:
Registered investment companies	165	—	—	165
Net assets in the fair value hierarchy	$184	$26	$—	$210

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				279
Net assets at fair value				489
Variable life insurance policies at contract value				1,055
Total net assets				$1,544

1.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
2.The Postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2021 and 2020 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 420 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2021 and 2020. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.
The pension and postretirement expected long-term rates of return on plan assets for 2021 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2020. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The Company applied the same approach to the determination of the expected rate of return on plan assets in 2022. The expected rate of return for 2022 is 6.00% and 7.00% for pension and postretirement, respectively.

12E.     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2021, 2020 and 2019. The matching contributions by the Company included in “Other expenses (benefits)” are $80 million, $82 million and $84 million for 2021, 2020 and 2019, respectively.

12F.    The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.     Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments and Other Postretirement Benefit Subsidy Receipts:

Years	Other Postretirement Benefits	Other Postretirement Benefit Subsidy Receipt
	(in millions)
2022	159	6
2023	160	6
2024	159	6
2025	155	6
2026	149	6
2027-2031	574	26
Total	$1,356	$56

12J.    Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2021, 2020 and 2019, include allocated costs of $0 million, $3 million and $1 million, respectively, associated with employee stock options and $101 million, $91 million and $87 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)    The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2021. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)    New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding December 31. As of December 31, 2021, the Company’s statutory surplus was $19,123 million. For the year ended, December 31, 2021, the Company’s net gain from operations was $964 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

In December 2021, the Company paid an ordinary dividend of $1.1 billion to its parent, PFI. The dividend was recorded as dividend to stockholders.
In December 2020, the Company paid an ordinary dividend of $500 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
(C)    The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)    Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.
(E)    In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $196 million and $239 million as of December 31, 2021 and 2020, respectively.
(F)    The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $3,931 million and $1,467 million as of December 31, 2021 and 2020, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $4,049 million and $3,673 million as of December 31, 2021 and 2020, respectively.
(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2021:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$346	$347	$15
Totals			$350		$346	$347	$15

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$758	—%	$—	$—	7/1/2025
Totals	$29	$758		$—	$—

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$338	N
Totals	$338	$338

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (“SSAP 25”), and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.
Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. On December 30, 2020, the Reinsurer executed a principal redemption in the amount of $500 million and subsequently executed another principal redemption in the amount of $300 million on March 30, 2021. Under the agreement with external counterparties the Company, the issuer, redeemed credit-linked notes issued by Essex LLC, an affiliate. The redemptions left $100 million notes outstanding as of December 31, 2021. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.

Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2021, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2021, $33 million of interest payments have been remitted.

Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $100 million as of December 31, 2021. The fair value of the credit-linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credits linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1.00. As of December 31, 2021 and 2020, the tangible net worth of Pru Funding was $35 million and $28 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $0 million as of December 31, 2021. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2021 and 2020, the net capital of Pruco Securities was $126 million and $82 million, respectively. On March 20, 2015, the Company paid the maximum amount payable under the guarantee agreement of $10 million to Pruco Securities to maintain the subsidiary’s debt to capital ratio. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)The Company’s Employee Retirement Income Security Act (“ERISA”) - Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

7)E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, PALAC. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is $225 million. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 5, 2025.

8)The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2022. The maximum exposure is $1 billion as of December 31, 2021.

9)Metro Retail is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Citizens, N. A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 20, 2024.

10)The Company is the sole member of GA Collins LLC. GA Collins LLC has issued a guarantee in relation to the acquisition of 2000 Collins, a real estate investment directly owned by GA Collins LLC. The guarantee is issued to the senior mortgage lender, Wells Fargo, N.A. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is the value of the mortgaged property, with a $1 billion cap. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of October 1, 2022.

11)Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 24, 2023.

12)The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027.

13)PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $2.2 billion as of December 31, 2021, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

14)The Company has entered into a joint venture agreement relating to Gibraltar BSN Holdings SDN BHD (the “BSN JV”) with its joint venture partner setting out their respective rights and obligations with respect to the BSN JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the BSN JV, based on their respective ownership percentages in the BSN JV, if determined by the BSN JV’s Board of Directors to be necessary to (i) fund payments under the agreement pursuant to which the BSN JV acquired an insurance operating subsidiary, (ii) comply with applicable law concerning minimum capital, solvency or similar requirements, or (iii) execute the business plan or capital plan of the BSN JV or for any other reasonable business purpose, provided that until approximately year end 2023 such contributions under this clause (iii) are limited to each party’s pro-rata share of 188.4 million Malaysian Ringgit. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

15)The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$—	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
8	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
9	Guarantee related to Metro Retail Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
10	Guarantee related to GA Collins LLC	(a)	Other Invested Assets, Page 3	$1,000	No payments required since inception.
11	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
12	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
13	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,249	No payments required since inception.
14	Guarantee related to Gibraltar BSN Holdings SDN BHD	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
15	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.
(d) The separate account is not a separate legal entity from the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021	2020
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$4,474	$4,847
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	4,474	4,847
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$4,474	$4,847

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2021 and 2020, the total amount of the liability related to guaranty fund assessments was $26 million in both periods. As of December 31, 2021 and 2020, the Company also held a related asset of $35 million and $39 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2020	$39
Decreases in December 31, 2021:
Premium tax offsets utilized	4
Increases in December 31, 2021:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2021	$35

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $3 million for the year ended December 31, 2021, to settle less than 50 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings:
Individual Annuities, Individual Life and Group Insurance
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement. This matter is now closed.
Moreland, Socorro v. PICA, et al.
In June 2020, a putative class action complaint entitled Socorro Moreland v. The Prudential Insurance Company of America; Pruco Life Insurance Company, was filed in the United States District Court for the Northern District of California, alleging that the Company failed to comply with California laws requiring that life insurance policies issued and delivered in California: (i) provide for a 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide a 30 day written notice of pending lapse; and (iii) notify policyowners of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California law, breach of contract, unfair competition, and bad faith violation of the implied covenant of good faith and fair dealing, and seeks unspecified damages, declaratory and injunctive relief. In August 2020, defendants filed an answer to the complaint and a motion to stay the action pending the California Supreme Court’s decision, in McHugh v. Protective Life Insurance, on the question of whether the California lapse statutes apply to policies that were in force when the statutes went into effect on January 1, 2013, or solely to policies issued after that date. The Moreland court granted defendants’ motion to stay in October 2020. Subsequently, in August 2021, the California Supreme Court in McHugh determined that the California lapse statutes apply to policies that were in force as of January 1, 2013. In October 2021, the Moreland court lifted the stay order.
Escheatment Litigation
Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs.
Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint. In September 2021, the court granted defendants’ motion to dismiss the amended complaint without prejudice. In October 2021, plaintiff filed a second amended complaint asserting claims against defendants under the Employee Retirement Income Security Act of 1974 for breach of fiduciary duty, prohibited transactions and failure to monitor fiduciaries. The second amended complaint seeks declaratory, injunctive and equitable relief, unspecified damages, attorneys’ fees and costs. In December 2021, defendants filed a motion to dismiss the second amended complaint.
Doyle C. Stone v. PFI, et al.
In February 2021, a putative class action complaint entitled Doyle C. Stone v. Prudential Financial, Inc., Pruco Life Insurance Company was filed in the United States District Court for the District of New Jersey. The complaint asserts claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of contract, breach of fiduciary duty, breach of implied duty of good faith and fair dealing, misrepresentation and unjust enrichment based on: (i) the Company’s alleged deficient identification, notification and payment practices for retirement plan participants in transferred group retirement, annuity and insurance plans (“Plan Participants”); and (ii) improper transfer of Plan Participant funds to its own accounts. The putative class includes all Plan Participants from January 2015 to the present. In April 2021, defendants filed a motion to dismiss the complaint. In June 2021, plaintiff filed a notice of voluntary dismissal of the complaint, without prejudice. In August 2021, plaintiff filed a new putative class action complaint in the United States District Court for the District of New Jersey (the “Second Complaint”), asserting claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of fiduciary duty, unjust enrichment and common law fraud. The putative class includes all Plan Participants from January 2015 until the present. In September 2021, defendants filed a motion to dismiss the Second Complaint. In November 2021, the court issued an order granting defendants’ motion and dismissed plaintiff’s: (i) fraud claims without prejudice; and (ii) breach of fiduciary duty and unjust enrichment claims with prejudice. In January 2022, plaintiff filed a Notice of Voluntary Dismissal With Prejudice that was approved by the Court. This matter is now closed.
Regulatory Matters
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

15.     LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2021, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year	Minimum aggregate rental commitments
(in millions)

2022	$71
2023	54
2024	48
2025	39
2026	14
Total	$226

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2021, 2020 and 2019 was $64 million, $71 million and $78 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2021		2020
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$4	$4	$3	$3
Ordinary - Renewal Business	2,694	2,695	2,544	2,544
Group Life	294	294	287	287
Group Annuity	761	761	551	551
Total	$3,753	$3,754	$3,385	$3,385

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

17.     OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures

On July 21, 2021, PFI entered into an agreement with Great-West pursuant to which PFI has agreed to sell to Great-West its Full Service Retirement business written by the Company and its Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts (“The Great-West Agreement”). The transaction has closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company expects to record a gain on the transaction to be reflected in the second quarter 2022 financial statements.

The Great-West Agreement signed on July 21, 2021 pertains exclusively to the Full-Service business written by the Company and PRIAC and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-Full-Service business written by the Company and PRIAC (the “Excluded Business”). This population of Excluded Business primarily consists of the Company’s and PRIAC’s Institutional Investment Products which includes Longevity Risk Transfer (“LRT” business) products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of PRIAC, PRIAC novated to the Company, through assumption reinsurance, the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the sale. The LRT Excluded Business was novated effective December 31, 2021. The impact of the novation on the Company was an increase in assets of $259 million, an increase in liabilities of $257 million and an increase in surplus of $1 million. The PRT and separate account components of the Excluded Business novated subsequent to December 31, 2021 (effective on February 1, 2022). The estimated impact the PRT and separate account novation will have on the Company upon novation is an increase in assets of $6,848 million, an increase in liabilities of $6,759 million and an increase in surplus of $90 million.

As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. New York’s version of PBR, which became effective in January 2020, allows for modifications to the NAIC valuation model and New York’s modifications might require the Company to increase its New York Statutory Reserves. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity’s net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the years ended December 31, 2021 and December 31, 2020, the Company had health insurance premiums subject to the ACA assessment of $1 million. However, because net premiums written in 2021 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $475 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2022, as declared by the Company’s Board of Directors.

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2021		2020
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,401	57.8%	$2,461	67.1%
Stocks	1,396	33.6%	1,022	27.8%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	310	7.5%	132	3.6%
Derivatives	8	0.2%	13	0.3%
Other invested assets	41	1.0%	43	1.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$93	$—	$—	$93	1.0%
At book value less current surrender charge of 5% or more (1)	50	—	—	50	0.5%
At fair value	—	—	2,078	2,078	22.0%
Total with market value adjustment or at fair value	143	—	2,078	2,221	23.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,326	—	—	2,326	24.7%
Not subject to discretionary withdrawal	4,879	—	—	4,879	51.8%
Total (Gross: Direct + Assumed)	7,348	—	2,078	9,426	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,347	$—	$2,078	$9,425
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$13	$—	$—	$13

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,011	$1,552	$—	$8,563	6.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,475	34,732	36,207	28.3%
Total with market value adjustment or at fair value	7,011	3,027	34,732	44,770	35.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,058	11	—	2,069	1.6%
Not subject to discretionary withdrawal	26,698	54,457	—	81,155	63.4%
Total (Gross: Direct + Assumed)	35,767	57,495	34,732	127,994	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$35,767	$57,495	$34,732	$127,994
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,169	—	7,098	10,267	36.5%
Total with market value adjustment or at fair value	3,169	—	7,098	10,267	36.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	6,954	—	—	6,954	24.8%
Not subject to discretionary withdrawal	10,885	—	—	10,885	38.7%
Total (Gross: Direct + Assumed)	21,008	—	7,098	28,106	100.0%
Reinsurance ceded	4,667	—	—	4,667
Total (Net)	$16,341	$—	$7,098	$23,439
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$59,455	$—	$—	$59,455
Separate Accounts Annual Statement	—	57,495	43,908	101,403
Total annuity actuarial reserves and deposit liabilities	$59,455	$57,495	$43,908	$160,858

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$97	$—	$—	$97	1.0%
At book value less current surrender charge of 5% or more (1)	105	—	—	105	1.1%
At fair value	—	—	2,006	2,006	20.4%
Total with market value adjustment or at fair value	202	—	2,006	2,208	22.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,390	—	—	2,390	24.4%
Not subject to discretionary withdrawal	5,200	—	—	5,200	53.1%
Total (Gross: Direct + Assumed)	7,792	—	2,006	9,798	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,791	$—	$2,006	$9,797
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$6	$—	$—	$6

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,238	$1,649	$—	$8,887	7.3%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,345	31,821	33,166	27.1%
Total with market value adjustment or at fair value	7,238	2,994	31,821	42,053	34.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,874	11	—	1,885	1.5%
Not subject to discretionary withdrawal	25,961	52,621	—	78,582	64.1%
Total (Gross: Direct + Assumed)	35,073	55,626	31,821	122,520	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$35,073	$55,626	$31,821	$122,520
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,236	—	6,484	9,720	32.3%
Total with market value adjustment or at fair value	3,236	—	6,484	9,720	32.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,102	—	—	7,102	23.6%
Not subject to discretionary withdrawal	13,280	—	—	13,280	44.1%
Total (Gross: Direct + Assumed)	23,618	—	6,484	30,102	100.0%
Reinsurance ceded	4,801	—	—	4,801
Total (Net)	$18,817	$—	$6,484	$25,301
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$61,681	$—	$—	$61,681
Separate Accounts Annual Statement	—	55,626	40,311	95,937
Total annuity actuarial reserves and deposit liabilities	$61,681	$55,626	$40,311	$157,618

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$67	$92	$120	$71	$93	$125
Universal Life	2,476	2,543	2,711	2,479	2,539	2,709
Universal Life with Secondary Guarantees	4,565	3,927	13,142	4,775	4,050	12,656
Indexed Universal Life	—	—	8	409	372	505
Indexed Universal Life with Secondary Guarantees	431	402	524	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	1,767	1,913	2,163	1,767	1,926	2,188
Variable Universal Life	1,551	1,548	1,830	1,508	1,502	1,773
Miscellaneous Reserves	—	72,272	73,401	—	69,396	70,595

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,329			4,311
Accidental Death Benefits			530			543
Disability - Active Lives			217			209
Disability - Disabled Lives			482			511
Miscellaneous Reserves			1,345			1,399
Total (Gross: Direct + Assumed)	10,857	82,697	100,802	11,009	79,878	97,524
Reinsurance Ceded	4,471	47,067	59,664	4,678	48,180	60,227
Total (Net)	$6,386	$35,630	$41,138	$6,331	$31,698	$37,297

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Separate Account - Guaranteed
	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	1,994	1,994	1,994	2,042	2,042	2,042
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	1,994	1,994	1,994	2,042	2,042	2,042
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$1,994	$1,994	$1,994	$2,042	$2,042	$2,042

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Separate Account - Nonguaranteed
	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	13,704	13,701	13,704	12,169	12,166	12,169
Variable Universal Life	25,046	25,046	25,046	24,878	24,878	24,878
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	38,750	38,747	38,750	37,047	37,044	37,047
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$38,750	$38,747	$38,750	$37,047	$37,044	$37,047

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$41,138	$—	$—	$41,138
Separate Accounts Annual Statement	—	1,994	38,750	40,744
Total life actuarial reserves	$41,138	$1,994	$38,750	$81,882

	2020
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$37,297	$—	$—	$37,297
Separate Accounts Annual Statement	—	2,042	37,047	39,089
Total life actuarial reserves	$37,297	$2,042	$37,047	$76,386

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

20.     FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2021 and 2020, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate (“SOFR”), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities after taking into account collateral.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Separate account assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.
(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$439	$—	$8	$—	$447

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	548	—	—	548

Preferred stock:
Industrial and Misc	—	—	99	—	99

Common stock:
Industrial and Misc	278	84	194	—	556

Derivative assets: (b)
Currency swaps	—	226	—	—	226
Interest rate swaps	—	2,578	—	—	2,578
Total return swaps	—	23	—	—	23
Options	—	93	6	—	99
Currency forwards	—	56	—	—	56

Total Derivative assets	—	2,976	6	—	2,982

Separate account assets (a)	12,621	76,328	1,295	24,544	114,788

Total assets at fair value	$13,338	$79,936	$1,602	$24,544	$119,420

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$32	$—	$—	$32
Interest rate swaps	—	1,391	—	—	1,391
Total return swaps	—	57	—	—	57
Options	—	21	—	—	21
Credit default swaps	—	—	—	—	—
Currency forwards	—	35	—	—	35

Total Derivative liabilities	—	1,536	—	—	1,536

Total liabilities at fair value	$—	$1,536	$—	$—	$1,536

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$201	$—	$3	$—	$204

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	668	—	—	668

Preferred stock:
Industrial and Misc	—	—	2	—	2

Common stock:
Industrial and Misc	11	148	148	—	307

Derivative assets: (b)
Currency swaps	—	53	—	—	53
Interest rate swaps	—	4,018	—	—	4,018
Total return swaps	—	59	—	—	59
Options	—	140	2	—	142
Currency forwards	—	—	—	—	—

Total Derivative assets	—	4,270	2	—	4,272

Separate account assets (a)	11,492	77,626	1,072	21,739	111,929

Total assets at fair value	$11,704	$82,712	$1,227	$21,739	$117,382

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$95	$—	$—	$95
Interest rate swaps	—	2,282	—	—	2,282
Total return swaps	—	153	—	—	153
Options	—	31	—	—	31
Credit default swaps	—	7	—	—	7
Currency forwards	—	50	—	—	50

Total Derivative liabilities	—	2,618	—	—	2,618

Total liabilities at fair value	$—	$2,618	$—	$—	$2,618

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(2)    The tables below provide the following data as of December 31, 2021 and 2020:

a.     Summary of the changes in fair value of Level 3 assets and liabilities.
b.     The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2021	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2021

	(in millions)
Bonds:
Industrial and Misc	$3	$3	$(3)	$(1)	$—	$6	$—	$—	$—	$8
Preferred stock:
Industrial and Misc	2	11	—	5	19	144	—	(71)	(11)	99
Common stock:
Industrial and Misc	148	—	—	7	3	47	—	(11)	—	194
Derivatives	2	—	—	—	4	—	—	—	—	6
Separate account assets (a)	1,072	68	(95)	12	213	66	—	(27)	(14)	1,295
Total Assets	$1,227	$82	$(98)	$23	$239	$263	$—	$(109)	$(25)	$1,602

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2020	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2020

	(in millions)
Bonds:
Industrial and Misc	$23	$4	$(22)	$—	$(2)	$—	$—	$—	$—	$3
Preferred stock:
Industrial and Misc	2	3	(2)	—	(1)	—	—	—	—	2
Common stock:
Industrial and Misc	143	—	—	1	—	9	—	(5)	—	148
Derivatives	19	—	—	—	—	—	—	(17)	—	2
Separate account assets (a)	980	98	(35)	(54)	158	114	—	(103)	(86)	1,072
Total Assets	$1,167	$105	$(59)	$(53)	$155	$123	—	$(125)	$(86)	$1,227

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were $30 million and ($1) million as of December 31, 2021 and 2020, respectively.
Unrealized gains for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $3 million and $101 million as of December 31, 2021 and 2020, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2021.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2021:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$107,196	$97,581	$439	$103,093	$3,664	$—	$—
Unaffiliated preferred stock	168	158	—	50	118	—	—
Unaffiliated common stock	556	555	278	84	194	—	—
Mortgage loans	21,891	21,125	—	—	21,891	—	—
Real estate	594	415	—	—	594	—	—
Contract loans	2,943	2,943	—	—	2,943	—	—
Cash and short-term investments	6,473	6,540	1,821	4,339	313	—	—
Derivative financial instruments	4,359	3,709	58	4,295	6	—	—
Other invested assets	113	88	—	82	31	—	—
Separate accounts	164,989	161,305	12,666	116,352	11,427	24,544	—
Liabilities:
Deposit-type contracts (1)	$16,338	$16,341	$—	$14,168	$2,170	$—	$—
Notes payable and other borrowings	65	65	—	65	—	—	—
Securities sold under agreement to repurchase	6,907	6,907	—	6,907	—	—	—
Cash collateral held for loaned securities	3,892	3,892	—	3,892	—	—	—
Derivative financial instruments	1,770	1,730	3	1,767	—	—	—
Separate account liabilities-investment contracts	98,677	102,795	—	38,660	60,017	—	—

(1) Revised to correct amounts reported in the 2021 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2020:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$111,415	$97,336	$301	$107,673	$3,441	$—	$—
Unaffiliated preferred stock	62	51	—	31	31	—	—
Unaffiliated common stock	306	306	11	147	148	—	—
Mortgage loans	22,467	21,501	—	—	22,467	—	—
Real estate	702	470	—	—	702	—	—
Contract loans	2,937	2,937	—	—	2,937	—	—
Cash and short-term investments	4,539	4,539	1,125	3,279	135	—	—
Derivative financial instruments	5,611	4,896	20	5,589	2	—	—
Other invested assets	117	92	—	83	34	—	—
Separate accounts	162,016	156,445	11,734	117,113	11,430	21,739	—
Liabilities:
Deposit-type contracts	$19,314	$18,817	$—	$15,781	$3,533	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	7,562	7,562	—	7,562	—	—	—
Cash collateral held for loaned securities	3,146	3,146	—	3,146	—	—	—
Derivative financial instruments	3,289	3,157	—	3,289	—	—	—
Separate account liabilities-investment contracts (1)	97,562	98,161	—	30,062	67,500	—	—

(1) Amounts for 2020 have been revised to correct previously reported amounts.

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2021			December 31, 2020
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	8	—	8	3	—	3
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	259	34	293	146	4	150

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2021
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$8	Discounted Cash Flow	Discount Rate	20%

Equity Securities	$24	Market Comparables	EBITDA multiples
		Net Asset Value
		Discounted Cash Flow

	December 31, 2020
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$3	Discounted Cash Flow	Discount Rate	20%

Equity Securities	$17	Cost
		Market Comparables	EBITDA multiples
		Net Asset Value

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

21.     DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2021, 2020 and 2019 were $123 million, $264 million and $168 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,392 million, $1,118 million and $1,471 million for the years ended December 31, 2021, 2020 and 2019, respectively. This represented 60%, 53% and 58% of the total net premiums written for group life for the years ended December 31, 2021, 2020 and 2019, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $97 million, $45 million and $133 million for the years ended December 31, 2021, 2020 and 2019, respectively. This represented 6%, 3% and 10% of the total net premiums written for group accident and health for the years ended December 31, 2021, 2020 and 2019, respectively.
23.     PARTICIPATING POLICIES
For the period ended December 31, 2021, 2020 and 2019, premiums under individual and group accident and health participating policies were $2 million, $2 million and $3 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2021, 2020 and 2019.
For the period ended December 31, 2021, 2020 and 2019, premiums under individual life participating policies were $8 million, $9 million and $10 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($18) million, ($147) million and ($167) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2021, 2020 and 2019, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2021 and 2020. Approximately 39% at December 31, 2021 and 2020 of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2021 and 2020, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2021 and 2020, the Company had $2.5 billion and $2.7 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for assumed dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 25% and 26% of the reserves at December 31, 2021 and 2020, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2005 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 72% and 74% of the individual annuity reserves at December 31, 2021 and 2020, respectively. The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
The Company adopted VM-21 requirements applicable to the 2020 NAIC Valuation Manual effective January 1, 2020. The impact of the change in the valuation basis was a benefit of $83 million which was comprised of a $72 million decrease in the final general account statutory reserve as of January 1, 2020 as well as an $11 million decrease in separate account CARVM reserve due to MODCO reinsurance. The change in valuation basis in separate account CRVM was recorded in “Other changes, (net)” on the Company's Statement of Operations and Changes in Capital and Surplus.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the maximum statutory valuation interest rate appropriate for the guarantee duration of the Structured Settlement Annuity. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract. A statutory basis change was filed in 2019 for a single longevity reinsurance contract. See below for additional information related to the change in valuation basis.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.0% to 6.75% as of December 31, 2021 and from 2.25% to 6.75% as of December 31, 2020. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2021 and 2020, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2021 and 2020 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 4.5% as of December 31, 2021 and 2020, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2021 and 2020 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 5.5% as of December 31, 2021 and 2020, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2017 Milliman Long Term Care Guidelines with modification for company experience for 2021 and 2020. Interest rates range from 3.0% to 4.5% as of December 31, 2021 and 2020, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table and interest rates ranging from 3.5% to 5.5% as of December 31, 2021 and 2020. For Disable Life Reserve, MetLife Termination Experience is used with interest rates ranging from 3.0% to 3.5% as of December 31, 2021 and 2020. For claims incurred in 2020 or prior, the rate is 3.5%; and for claims incurred in 2021, the rate is 3.0%.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior, the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 through 2020, and the 2013 IDI table with interest rate 3.0% for disability year 2021. This applies to both Active life and Disable life reserves as of as of December 31, 2021 and 2020.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2021 and 2020.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $900 million and $1,050 million at December 31, 2021 and 2020, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.
The international insurance business released $185 million of reserves in 2019 after receiving approval from the NJDOBI for a statutory basis change. The basis change reflected a change to the 1952 Disability Incidence table used to calculate Active Life Disability Waiver of Premium (“WP”) reserves. All policies reinsured from Prudential of Japan and Prudential Gibraltar Financial Life into PICA have the WP rider and reflect the updated basis change. Of the total $185 million reserves, $45 million is attributed to Active Life WP and $140 million is attributed to a reduction in Deficiency reserves. Due to the law not prescribing incidence rates after age 64, the original polynomial extrapolation approach was replaced with a constant flat incidence rate for ages 64 and above to better align with Japanese experience.
As of December 31, 2021, there was no change in the general account reserves as a result of a change in valuation basis.
As of December 31, 2020, the change in the general account reserves for individual annuities (excluding the impact of separate account CARVM) due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, was a decrease of $72 million which was due to the following:

Valuation Basis		Individual Annuities	Total

Change From	Change To	(in millions)
VACARVM under prior VM-21	VACARVM under new VM-21	$(72)	$(72)
	Total	$(72)	$(72)
As of December 31, 2019, the change in the general account reserves for ordinary life insurance and group annuities due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year was a decrease of $185 million which was due to the following:

Valuation Basis		Ordinary Life Insurance	Group Annuities	Total

Change From	Change To	(in millions)
1952 Disability Table with Polynomial Extrapolation of Incidence Rates post-age 64	1952 Disability Table with Flat Incidence Rates post-age 64	$(185)	$—	$(185)
S1PxA CMI 2013 3.50%	S2PxA CMI 2017 3.00%	—	—	—
	Total	$(185)	$—	$(185)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

25.     SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $161 billion and $156 billion as of December 31, 2021 and 2020, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2021	2020	2021	2020
	(in millions)
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	$9,849	$—	$—	$—
Pension Risk Transfer Group Annuity Contracts - Reclassed to the General Account for GAAP	47,062	—	435	—
Group Annuity Contracts - Not reclassed to the General Account	45,876	53,278	17	16
Group Annuity Contracts - Reclassed to the General Account for GAAP	8	44,883	1	413
Group Variable Universal Life	175	152	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	41,555	43,020	12	9
Registered Group Flexible Premium Variable Life Insurance Contract	8	7	—	1
Variable Life	13,969	12,412	29	22
Variable Annuity	2,302	2,227	7	5
Total	$160,804	$155,979	$501	$466

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2021 and 2020, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $2.4 billion in both periods. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $23 million, $20 million and $21 million as of December 31, 2021, 2020 and 2019, respectively.

The Company’s General Account has paid $16 million, $22 million and $24 million towards Separate Account guarantees for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2021 and 2020, the market value of loaned securities within the Separate Accounts was $2.7 billion and $3.3 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2021
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2021	$5,216	$211	$11,033	$16,460
Reserves as of 12/31/2021
For accounts with assets at:
Market Value	$12,693	$—	$82,659	$95,352
Amortized Cost	27,654	19,142	—	46,796
Total Reserves	$40,347	$19,142	$82,659	$142,148

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$2,986	$35	$—	$3,021
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	2,000	—	82,659	84,659
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	4,997	35	82,659	87,691
Not subject to discretionary withdrawal	35,350	19,107	—	54,457
Total	$40,347	$19,142	$82,659	$142,148

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2020
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2020	$792	$1,094	$6,814	$8,700
Reserves as of 12/31/2020
For accounts with assets at:
Market Value	$13,356	$—	$77,358	$90,714
Amortized Cost	22,881	21,431	—	44,312
Total Reserves	$36,237	$21,431	$77,358	$135,026

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$3,112	$38	$—	$3,150
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,886	—	77,358	79,244
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	5,009	38	77,358	82,405
Not subject to discretionary withdrawal	31,228	21,393	—	52,621
Total	$36,237	$21,431	$77,358	$135,026

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2021	2020	2019
	(in millions)
Transfers to Separate Accounts	$16,208	$8,476	$14,229
Transfers from Separate Accounts	18,127	14,339	18,809
Net transfers to (from) Separate Accounts	$(1,919)	$(5,863)	$(4,580)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY
The following table presents amounts as reported in the Annual Statement filed with the Department and the prior year adjustments made to the audited statutory financial statements as of December 31, 2021:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Operations and Changes in Capital and Surplus:

Capital and Surplus, Beginning of Period	$11,597	$174	$11,771
Change in net unrealized capital gains (losses)	2,622	(158)	2,464
Change in nonadmitted assets	(353)	(23)	(376)
Other changes, net	280	7	287
Net change in capital and surplus	7,526	(174)	7,352
Capital and Surplus, End of Period	19,123	—	19,123

The following tables present amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2020:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Admitted Assets, Liabilities and Capital and Surplus:

Assets:
Common stocks	$7,398	$158	$7,556
Current federal income tax recoverable	25	(7)	18
Net deferred tax asset	1,528	23	1,551
Total Assets	310,653	174	310,827

Capital and Surplus:
Unassigned surplus	9,575	174	9,749
Total Capital and surplus	11,597	174	11,771
Total Liabilities, Capital and Surplus	310,653	174	310,827

Statements of Operations and Changes in Capital and Surplus:

Income tax expense (benefit)	23	7	30
Income (Loss) From Operations	1,975	(7)	1,968
Net Income (Loss)	1,770	(7)	1,763

Change in net unrealized capital gains (losses)	(544)	158	(386)
Change in nonadmitted assets	(57)	23	(34)
Net change in capital and surplus	114	174	288
Capital and Surplus, End of Period	11,597	174	11,771

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Cash Flows:

Cash Flows from Operating Activities:
Premiums and annuity considerations	$24,273	$79	$24,352
Separate account transfers	6,702	(79)	6,623

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Investment Income Earned:
U.S. Government Bonds	$313
Other bonds (unaffiliated)	3,186
Bonds of affiliates	90
Preferred stocks (unaffiliated)	4
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	7
Common stocks of affiliates	192
Mortgages loans	858
Real estate	150
Premium notes, policy loans and liens	140
Cash, cash equivalents and short-term investments	15
Derivative instruments	141
Other invested assets	693
Aggregate write-ins for investment income	16
Gross investment income	$5,805

Real Estate Owned - Book Value less Encumbrances	$415

Mortgage Loans - Book Value:
Agricultural mortgages	$3,042
Residential mortgages	—
Commercial mortgages	18,050
Mezzanine loans	33
Total mortgage loans	$21,125

Mortgage Loans by Standing - Book Value:
Good standing	$21,125
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Total mortgage loans	$21,125

Other Long Term Assets - Statement Value	$8,958

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,439
Preferred stocks	$—
Common stocks	$12,736

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$11,213
Over 1 year through 5 years	26,339
Over 5 years through 10 years	20,901
Over 10 years through 20 years	16,996
Over 20 years	27,041
Total by Maturity	$102,490

Bonds by NAIC Designation - Statement Value:
NAIC 1	$60,130
NAIC 2	35,585
NAIC 3	4,072
NAIC 4	1,969
NAIC 5	609
NAIC 6	125
Total by NAIC Designation	$102,490

Total Bonds Publicly Traded	$71,949
Total Bonds Privately Placed	$30,541

Preferred Stocks - Statement Value	$158
Common Stocks - Market Value	$13,292
Short-Term Investments - Book Value	$2,691
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written and In Force - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$1,975
Futures Contracts Open - Current Value	$—
Cash on Deposit	$960

Life Insurance in Force:
Industrial	$1,928
Ordinary	$1,230,344
Credit Life	$—
Group Life	$2,110,681

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$28,371

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,843
Ordinary	$41,510
Credit Life	$—
Group Life	$806,145

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$3,308
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,906
Income Payable	$60
Group - Involving Life Contingencies Income Payable	$14

Annuities:
Ordinary
Immediate - Amount of Income Payable	$284
Deferred - Fully Paid Account Balance	$22,704
Deferred - Not Fully Paid Account Balance	$223

Group
Amount of Income Payable	$1,153
Fully Paid Account Balance	$9,150
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Group	$1,598
Credit	$—
Other	$235

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,048
Dividend Accumulations - Account Balance	$78

Claim Payments 2021:
Group Accident and Health
2021	$331
2020	$537
2019	$625
Other Accident & Health
2021	$12
2020	$38
2019	$55
Other Coverages that use developmental methods to calculate claims reserves
2021	$—
2020	$—
2019	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$162,999

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Common Stock - PRUCO Life Insurance Company	$5,955	3.7%
Joint Venture - Ironbound Fund LLC	$1,658	1.0%
Common Stock - Prudential Retirement Insurance and Annuity Company	$1,495	0.9%
Long Term Bonds - Prudential Realty Secs	$1,021	0.6%
Joint Venture - Prudential Impact Investments Private Equity LLC	$638	0.4%
Cash Equivalents - Dryden Core Fund	$548	0.3%
Long Term Bonds/Common Stock - ISHARES	$543	0.3%
Common Stock - Prudential Realty Securities, Inc	$529	0.3%
Long Term Bonds - Bank of America Corp	$448	0.3%
Long Term Bonds - Wells Fargo Commercial Mortgage	$400	0.2%
Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$60,130	36.9%	P/RP-1	$44	0.0%
NAIC-2	$35,585	21.8%	P/RP-2	$4	0.0%
NAIC-3	$4,072	2.5%	P/RP-3	$—	0.0%
NAIC-4	$1,969	1.2%	P/RP-4	$—	0.0%
NAIC-5	$609	0.4%	P/RP-5	$96	0.1%
NAIC-6	$125	0.1%	P/RP-6	$14	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$26,838	16.5%
Foreign-currency-denominated investments	$9,355	5.7%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$22,861	14.0%
Countries rated NAIC-2	$3,631	2.2%
Countries rated NAIC-3 or below	$346	0.2%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: Cayman Islands	$5,944	3.6%
Country: United Kingdom	$4,937	3.0%

Countries rated NAIC- 2:
Country: Italy	$1,317	0.8%
Country: Mexico	$1,015	0.6%

Countries rated NAIC-3 or below:
Country: Colombia	$195	0.1%
Country: Costa Rica	$76	0.0%

Aggregate unhedged foreign currency exposure:	$714	0.4%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$675	0.4%
Countries rated NAIC-2	$39	0.0%
Countries rated NAIC-3 or below	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$344	0.2%
Country 2: Chile	$241	0.1%

Countries rated NAIC-2:
Country 1: Italy	$39	0.0%
Country 2:	$—	0.0%

Countries rated NAIC-3 or below:
Country 1:	$—	0.0%
Country 2:	$—	0.0%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - BENEFIT STREET PARTNERS	$272	0.2%
NAIC - 1 - SIEMENS FINANCIERINGSMAATSCHAP CORP FOREIGN	$263	0.2%
NAIC - 2 - Ferrero International S.A.	$255	0.2%
NAIC - 1 - Cathedral Lake Ltd	$252	0.2%
NAIC - 1 - Prudential Chile II Spa	$241	0.1%
NAIC - 1 - PNB PARIBAS	$213	0.1%
NAIC - 2 - De'Longhi Spa	$211	0.1%
NAIC - 1 - CIFC	$207	0.1%
NAIC - 3 - Interhoerbiger Finanz AG	$200	0.1%
NAIC - 1 - SHELL INTERNATIONAL FINANCE	$198	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

PRUCO Life Insurance Company	$5,955	3.7%
Colico Inc	$2,297	1.4%
Ironbound Fund LLC	$1,658	1.0%
Prudential Retirement Insurance and Annuity Company	$1,495	0.9%
Orchard Street Acres Inc.	$1,283	0.8%
Prudential Impact Investments Private Equity LLC	$638	0.4%
Colico II Inc	$587	0.4%
Prudential Realty Securities, Inc.	$529	0.3%
Prudential Legacy Insurance Company of New Jersey	$300	0.2%
Prudential Capital Partners V, L.P.	$239	0.1%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Prudential Capital Partners V, L.P.	$239	$239	$—
Peak Reinsurance Holdings Ltd	$137	$—	$137
PGIM Real Estate Asia Core	$120	$—	$120
The Veritas Capital Fund VI, LP	$113	$113	$—
Federal Home Loan Bank of NY	$81	$—	$81
NNE Holding LLC	$73	$—	$73
Energy Harbor Corp.	$34	$—	$34
Bowline Energy LLC	$24	$—	$24
Tortoise Energy Infra Corp.	$20	$—	$20
Camira Group Holdings Ltd	$16	$—	$16

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

AG William H. Gates, III	$426	0.3%
COMM The Blackstone Group	$272	0.2%
76618 COMM Stockbridge Capital Group, LLC	$193	0.1%
AG The Wonderful Company, LLC	$168	0.1%
COMM Corporate Properties of the Americas, LP	$165	0.1%
AG ARBEJDSMARKEDETS TILLÆGSPENSION	$165	0.1%
COMM C.J. SEGERSTROM & SONS	$150	0.1%
77825 COMM Stockbridge Capital Group, LLC	$148	0.1%
COMM MetLife Real Estate Investors	$144	0.1%
COMM Oxford Properties Group	$138	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$71	0.0%
Mortgage loans over 90 days past due	$—	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$11	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$38	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$112	0.1%	$—	0.0%
71% to 80%	$—	0.0%	$2,771	1.7%	$—	0.0%
Below 70%	$—	0.0%	$15,151	9.3%	$3,042	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$—	0.0%	$4,319	$4,158	$4,073
Repurchase agreements	$—	0.0%	$5,412	$5,401	$5,469
Reverse repurchase agreements	$—	0.0%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$—	0.0%	$—	0.0%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$1,007	0.6%	$882	$873	$978
Income Generation	$—	0.0%	$—	$—	$—
Replications	$1,935	1.2%	$1,110	$1,740	$6,590
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$309	0.2%	$308	$300	$310
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$6,333	4.1%	$6,333	4.1%
All other governments	3,322	2.1%	3,322	2.1%
U.S. states, territories and possessions, etc. guaranteed	273	0.1%	273	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	396	0.3%	396	0.3%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	6,277	4.0%	6,277	4.0%
Industrial and miscellaneous	77,033	49.7%	77,033	49.7%
Hybrid securities	281	0.2%	281	0.2%
Parent, subsidiaries and affiliates	2,439	1.6%	2,439	1.6%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	1,227	0.8%	1,227	0.8%
Total long-term bonds	$97,581	62.9%	$97,581	62.9%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$158	0.1%	$158	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$158	0.1%	$158	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$553	0.4%	$553	0.4%
Industrial and miscellaneous Other (Unaffiliated)	3	0.0%	3	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other	12,736	8.2%	12,736	8.2%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$13,292	8.6%	$13,292	8.6%

.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$3,042	2.0%	$3,042	2.0%
Residential properties	—	0.0%	—	0.0%
Commercial loans	18,050	11.6%	18,050	11.6%
Mezzanine real estate loans	33	0.0%	33	0.0%
Total mortgage loans	$21,125	13.6%	$21,125	13.6%

Real estate investments:
Property occupied by company	$268	0.2%	$268	0.2%
Property held for production of income	147	0.1%	147	0.1%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$415	0.3%	$415	0.3%

Cash, cash equivalents and short-term investments:
Cash	$960	0.6%	$960	0.6%
Cash equivalents	2,889	1.9%	2,889	1.9%
Short-term investments	2,691	1.7%	2,691	1.7%
Total cash, cash equivalents and short-term investments	$6,540	4.2%	$6,540	4.2%

Policy Loans	$2,943	1.9%	$2,943	1.9%
Other invested assets	8,958	5.8%	8,958	5.8%
Derivatives	3,709	2.4%	3,709	2.4%
Receivables for securities	224	0.1%	224	0.1%
Cash collateral for variation margin	88	0.1%	88	0.1%
Total Invested Assets	$155,033	100.0%	$155,033	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4. Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5. Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”) described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of Matters

As discussed in Note 10 to the financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliated entities, all related parties.

As discussed in Note 24 to the financial statements, in 2020 the Company changed the valuation basis for reserves for variable annuity policies; and in 2019, for disability waiver of premium reserves related to policies written in Japan.

Our opinion is not modified with respect to these matters.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2022

PART C—OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	Resolution of the Board of Directors of The Prudential Insurance Company of America (“Prudential”) establishing The Prudential Variable Contract Account-2.	Incorporated by Reference to Exhibit (1) to Post-Effective Amendment No. 54 to this Registration Statement filed April 30, 1999.

(b)	Form of Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by Reference to Exhibit (3) to Post-Effective Amendment No. 52 to this Registration Statement filed via EDGAR on April 29, 1998.

(c)	Agreement for the Sale of VCA 2 Contracts between Prudential, The Prudential Variable Contract Account-2 and Prudential Investment Management Services LLC.	Incorporated by Reference to Exhibit 5(iv) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(d)	(1) Specimen copy of group variable annuity contract Form GVA-120, with State modifications.	Incorporated by Reference to Exhibit 6(i) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

	(2) Specimen copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuities Registration Statement.	Incorporated by Reference to Exhibit 6(ii) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

	(3) Specimen copy of Group Annuity Amendment Form GAA-7852 for tax-deferred annuities	Incorporated by Reference to Exhibit 6(iii) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(e)	Application form.	Incorporated by Reference to Exhibit 7 to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(f)	(1) Copy of the Charter of Prudential, as amended and restated as of July 19, 2004.	Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 23 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 11, 2016 (File No. 333-23271).

	(2) Copy of the By-Laws of Prudential, as amended as of November 14, 2017.	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 10, 2018 (File No. 333-23271).

(g)	(1) PICA FSS Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company.	Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

	(2) Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York.	Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

	(3) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company.	Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

	(4) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York.	Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

(h)	(1) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Prudential Insurance Company of America, dated March 13, 2007 (the “Participation Agreement”).	Filed herewith.

	(2) Amendment dated November 21, 2022 to the Participation Agreement.	Filed herewith.

(i)	(1) Investment Accounting Agreement between Prudential and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11(ii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(2) First Amendment to Investment Accounting Agreement between Prudential and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11(iii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(3) Second Amendment to Investment Accounting Agreement between Prudential and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11(iv) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(j)	Pledge Agreement between Goldman, Sachs & Co., Prudential and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11(i) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(k)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002.

(l)	(1) Consent of independent registered public accounting firm.	Filed herewith.

	(2) Powers of Attorney for Directors and Officers of Prudential.	Incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 79 to this Registration Statement filed on February 7, 2022.

(m)	Omitted Financial Statements	N/A

(n)	Initial Capital Agreements	N/A

(o)	Form of Initial Summary Prospectuses.	N/A

ITEM 28. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Principal Business Address	Position and Offices with Depositor
Charles F. Lowrey	Director and Chairman of the Board, Chief Executive Officer and President
Robert M. Falzon	Director and Vice Chair of the Board
Ann M. Kappler	Executive Vice President and General Counsel
Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer
Scott G. Sleyster	Executive Vice President and Head of International Businesses
Andrew F. Sullivan	Executive Vice President and Head of U.S. Businesses
Lucien A. Alziari	Executive Vice President and Chief Human Resources Officer
Stacey Goodman	Executive Vice President and Chief Information Officer
Candace J. Woods	Senior Vice President and Chief Actuary
Nicholas C. Silitch	Senior Vice President and Chief Risk Officer
Timothy L. Schmidt	Senior Vice President and Chief Investment Officer
Thomas J. Baltimore, Jr.	Director
Gilbert F. Casellas	Director
Martina Hund-Mejean	Director
Wendy E. Jones	Director
Karl J. Krapek	Director
Peter R. Lighte	Director

Sandra Pianalto	Director
Christine A. Poon	Director
Douglas A. Scovanner	Director
Michael A. Todman	Director

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial (Registration No. 001-16707), filed on February 17, 2022, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, a Delaware trust. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24, each a separate account of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Prudential is a New Jersey stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 30. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section  1, which relates to indemnification of officers and directors, is incorporated by reference to Post-Effective Amendment No.  25 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 10, 2018 (File No. 333-23271).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for PGIM ETF Trust, The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Government Money Market Fund, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund,

Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.

Name and Principal Business Address	Positions and Offices with Underwriter

Adam Scaramella(1)	President

Monica Oswald(3)	Executive Vice President

Stuart S. Parker(2)	Executive Vice President

Scott E. Benjamin(2)	Vice President

Francine Boucher(1)	Senior Vice President, Chief Legal Officer and Secretary

John N. Christolini(3)	Senior Vice President and Co-Chief Compliance Officer

Robert Smit(2)	Senior Vice President, Comptroller and Chief Financial Officer

Hansjerg Schlenker(2)	Senior Vice President and Chief Operations Officer

Lenore J Paoli(3)	Senior Vice President and Chief Risk Officer

Peter Puzio(3)	Senior Vice President

Kevin Chaillet(1)	Treasurer

Kelly Florio(4)	Vice President and Anti-Money Laundering Officer

Principal Business Addresses: (1) 213 Washington Street, Newark, NJ 07102 (2) 655 Broad Street, Newark, NJ 07102 (3) 280 Trumbull Street, Hartford, CT 06103 (4) 751 Broad Street, Newark NJ, 07102

(c) With respect to compensation received by PIMS, directly or indirectly, from Registrant, reference is made to the sections entitled “Prudential” and “Contract Charges” in the prospectus (Part A of this Registration Statement) and “Sale & Distribution” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are provided in The Prudential Variable Contract Account-2’s most recent report on Form N-CEN.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. FEE REPRESENTATION

Prudential certifies that it has determined that the fees and charges deducted under The Prudential Variable Contract Account-2 group variable annuity contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

REPRESENTATION PURSUANT TO NO-ACTION LETTER

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 29th day of December, 2022.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 (Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

/s/ Allen La Tournous

Vice President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*Charles F. Lowrey	President, CEO, Chairman and Director

*Thomas J. Baltimore	Director

*Gilbert F. Casellas	Director

*Robert M. Falzon	Vice Chair and Director

*Wendy E. Jones	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Peter R. Lighte	Director

*Sandra Pianalto	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*Michael A. Todman	Director

*Robert D. Axel	Senior Vice President, Controller and Principal Accounting Officer

*Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer

* By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	December 29, 2022

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

Exhibit Index

Item 27 Exhibit Number	Description

(h)(1)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Prudential Insurance Company of America, dated March 13, 2007 (the “Participation Agreement”).

(h)(2)	Amendment to the Participation Agreement.

(l)(1)	Consent of independent registered public accounting firm.